     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 16, 2002

                                                      Registration No. 333-10805
                                                      Registration No. 811-07785

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-4

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      (GROUP VARIABLE ANNUITY I, II, & III)




                       Post-Effective Amendment No. 10 [X]

                                     AND/OR

                          REGISTRATION STATEMENT UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 21           [X]

                                  -------------

                             LINCOLN LIFE & ANNUITY
                           VARIABLE ANNUITY ACCOUNT L
                           (Exact Name of Registrant)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                               (Name of Depositor)


                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-800-893-7168

                           Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                (Name and Complete Address of Agent for Service)

                                    Copy to:

                             Brian M. Burke, Esquire

                             1300 S. Clinton Street
                                  P.O. Box 1110
                              Fort Wayne, IN 46802

                     Title of securities being registered:
     Interests in a separate account under group flexible premium deferred variable annuity contracts.

                            -----------------------

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2002, pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_] on          pursuant to paragraph (a)(1) of Rule 485
           ----------

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

Lincoln Life & Annuity Variable Annuity Account L


Group Variable Annuity Contracts I, II, & III


Servicing Office:                          Home Office:
Lincoln Life & Annuity Company of New York Lincoln Life & Annuity Company of New York
P.O. Box 9737                              100 Madison Street, Suite 1860
Portland, ME 04104-5037                    Syracuse, NY 13202
(800) 893-7168                             www.LincolnRetirement.com.


This Prospectus describes group annuity contracts and individual certificates issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner purchases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds please refer to the Prospectuses for the funds.

AFIS Growth Account
   American Funds Insurance Series (AFIS)
   Growth Fund Class 2

AFIS International Account
   American Funds Insurance Series (AFIS)
   International Fund Class 2

AMT Mid-Cap Growth Account
   Neuberger Berman Advisors Management Trust
   (AMT) Mid-Cap Growth Portfolio

Asset Manager Account
   Fidelity(R) Variable Insurance Products
   Asset Manager Portfolio Initial Class

AVP Growth Account
   Alliance Variable Products Series Fund (AVP)
   Growth Portfolio Class B

AVP Technology Account
   Alliance Variable Products Series Fund (AVP)
   Technology Portfolio Class B

Balanced Account
   American Century Variable Portfolios, Inc.
   Balanced Fund

Capital Appreciation Account
   Lincoln National Capital Appreciation Fund

DGPF Real Estate Account

   Delaware VIP Trust


   Delaware VIP REIT Series Service Class


DGPF Trend Account

   Delaware VIP Trust


   Delaware VIP Trend Series Service Class


Equity-Income Account
   Fidelity(R) Variable Insurance Products
   Equity-Income Portfolio Initial Class

Global Growth Account
   Janus Aspen Series Worldwide
   Growth Portfolio Institutional Shares

Growth I Account
   Fidelity(R) Variable Insurance Products
   Growth Portfolio Initial Class

Growth and Income Account
   Lincoln National Growth and Income Fund

Index Account
   Dreyfus Stock Index Fund Initial Class

International Stock Account
   T. Rowe Price International Stock Portfolio

Mid Cap Growth I Account
   Lincoln National Aggressive Growth Fund

Mid Cap Value Account
   Neuberger Berman Advisors Management Trust
   (AMT) Partners Portfolio

Small Cap Account
   Dreyfus Variable Insurance Fund
   Small Cap Portfolio Initial Shares

Small Cap Growth Account
   Baron Capital Asset Fund Insurance Shares

Social Awareness Account
   Lincoln National Social Awareness Fund

VIP Contrafund Account
   Fidelity(R) Variable Insurance Products
   Contrafund(R) Portfolio Service Class 2

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.


A Statement of Additional Information (SAI), dated the same date as this Prospectus, has more information about the contracts and certificates. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, Servicing Office, P.O. Box 9737, Portland, ME 04104-5037, or call 1-800-893-7168. The SAI and other information about LNY and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.



May 1, 2002

Table of contents


                                                       Page
                     --------------------------------------
                     Special terms                       2
                     --------------------------------------
                     Expense tables                      3
                     --------------------------------------
                     Summary                             6
                     --------------------------------------
                     Condensed financial information     7
                     --------------------------------------
                     Investment results                  9
                     --------------------------------------
                     Financial statements                9
                     --------------------------------------
                     Lincoln Life & Annuity Company of
                     New York                            9
                     --------------------------------------
                     Fixed side of the contract          9
                     --------------------------------------
                     Variable annuity account (VAA)      9
                     --------------------------------------
                     Investments of the VAA             10
                     --------------------------------------
                     Charges and other deductions       12
                     --------------------------------------


               Item                                          Page
               --------------------------------------------------
               The contracts                                  15
               --------------------------------------------------
               Annuity payouts                                19
               --------------------------------------------------
               Federal tax matters                            20
               --------------------------------------------------
               Voting rights                                  23
               --------------------------------------------------
               Distribution of the contracts                  23
               --------------------------------------------------
               Return privilege                               23
               --------------------------------------------------
               State regulation                               24
               --------------------------------------------------
               Records and reports                            24
               --------------------------------------------------
               Other information                              24
               --------------------------------------------------
               Group Variable Annuity Contracts I, II, & III
               Statement of Additional Information
               Table of contents                              25
               --------------------------------------------------


Special terms


Account or variable annuity account (VAA)--The segregated investment account, Account L, into which LNY sets aside and invests the assets for the variable side of the contracts offered in this Prospectus.

Account value--At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit--A measure used to calculate account value for the variable side of the contract.

Annuitant--The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date--The date on which LNY makes the first annuity payout to the annuitant.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary--The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner--The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions--Amounts paid into the contract.

Death benefit--An amount payable to a designated beneficiary if a participant dies before his or her annuity commencement date.

LNY (we, us, our)--Lincoln Life & Annuity Company of New York.

Participant--An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year--A 12 month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan--The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Contractowner transaction expenses for GVA I, II, & III

The maximum surrender charge (contingent deferred sales charge) as a percentage of the
gross withdrawal amount:                                                               GVA I GVA II GVA III
                                                                                       ----- ------ -------
                                                                                          5%     6%    None

For all GVA I contracts, and for GVA II contracts that are subject to ERISA, the surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal.

Contract fees for GVA I, II, & III
Annual administration charge (per participant):  $25
Systematic withdrawal option fee:  $30

The annual administration charge may be paid by an employer on behalf of participants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See "Charges and Other Deductions."
--------------------------------------------------------------------------------

Account L annual expenses for GVA I, II, & III subaccounts:
(as a percentage of average account value):
Mortality and expense risk charge: 1.00%


Annual expenses of the funds for the year ended December 31, 2001:

(as a percentage of each fund's average net assets):


                                                              Management     12b-1     Other        Total
                                                              fees       +   fees  +   expenses =   expenses
------------------------------------------------------------------------------------------------------------
 1. AVP Growth Class B                                           0.75%       0.25%       0.11%        1.11%
------------------------------------------------------------------------------------------------------
 2. AVP Technology Class B                                       1.00        0.25        0.08         1.33
------------------------------------------------------------------------------------------------------
 3. American Century VP Balanced                                 0.90        0.00        0.00         0.90
------------------------------------------------------------------------------------------------------
 4. AFIS Growth Class 2                                          0.37        0.25        0.01         0.63
------------------------------------------------------------------------------------------------------
 5. AFIS International Class 2                                   0.55        0.25        0.06         0.86
------------------------------------------------------------------------------------------------------
 6. Baron Capital Asset Insurance Shares/1/*                     1.00        0.25        0.25         1.50
------------------------------------------------------------------------------------------------------
 7. DGPF Real Estate Service Class/2+/                           0.75        0.15        0.14         1.04
------------------------------------------------------------------------------------------------------
 8. DGPF Trend Service Class/3+/                                 0.74        0.15        0.16         1.05
------------------------------------------------------------------------------------------------------
 9. Dreyfus Stock Index Initial Shares                           0.25        0.00        0.01         0.26
------------------------------------------------------------------------------------------------------
10. Dreyfus VIF: Small Cap Initial Shares                        0.75        0.00        0.04         0.79
------------------------------------------------------------------------------------------------------
11. Fidelity VIP Growth Initial Class/4/*                        0.58        0.00        0.10         0.68
------------------------------------------------------------------------------------------------------
12. Fidelity VIP Equity Income Initial Class/4/                  0.48        0.00        0.10         0.58
------------------------------------------------------------------------------------------------------
13. Fidelity VIP--Asset Manager Initial Class/4/                 0.53        0.00        0.11         0.64
------------------------------------------------------------------------------------------------------
14. Fidelity VIP Contrafund Service Class-2/4/                   0.58        0.25        0.11         0.94
------------------------------------------------------------------------------------------------------
15. Janus Aspen Series: Worldwide Growth Institutional Shares    0.65        0.00        0.04         0.69
------------------------------------------------------------------------------------------------------
16. Lincoln National Aggressive Growth                           0.72        0.00        0.09         0.81
------------------------------------------------------------------------------------------------------
17. Lincoln National Capital Appreciation                        0.72        0.00        0.06         0.78
------------------------------------------------------------------------------------------------------
18. Lincoln National Growth and Income                           0.32        0.00        0.04         0.36
------------------------------------------------------------------------------------------------------
19. Lincoln National Social Awareness                            0.34        0.00        0.06         0.40
------------------------------------------------------------------------------------------------------
20. Neuberger Berman AMT: Mid-Cap Growth                         0.84        0.00        0.07         0.91
------------------------------------------------------------------------------------------------------
21. Neuberger Berman AMT: Partners                               0.82        0.00        0.05         0.87
------------------------------------------------------------------------------------------------------
22. T. Rowe Price International Portfolio                        1.05        0.00        0.00         1.05
------------------------------------------------------------------------------------------------------



*Afterwaivers and/or reimbursements.



+Thetotal expenses have been restated to reflect the waiver and/or reimbursement dated May 1, 2002 through April 30, 2003.

Voluntary fee reimbursements:

The following funds voluntarily waive expenses to the extent necessary to not exceed a maximum total expense ratio.




4Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.




Contractual fee reimbursements:
The following funds contractually waive the management fee to the extent necessary to not exceed a maximum total expense ratio.




1The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 2001 through


 December 31, 2001 would have been 1.59%.


2The investment advisor for the Delaware VIP REIT Series is Delaware Management
 Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.04% for the fiscal year 2001 (including 12b-1 fees). Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%).


3The investment advisor for the Delaware VIP Trend Series is Delaware
 Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.05% for the fiscal year 2001 (including 12b-1 fees). Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%).


EXAMPLES
(expenses of the subaccount and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                              GVA I                          GVA II*                         GVA III
                                 ------------------------------- ------------------------------- -------------------------------
                                 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years
--------------------------------------------------------------------------------------------------------------------------------
 1. AFIS Growth Account           $68    $107    $148     $208    $79    $118    $160     $279    $17     $54    $ 93     $203
--------------------------------------------------------------------------------------------------------------------------------
 2. AFIS International Account     71     113     159      232     81     125     172      302     20      61     105      227
--------------------------------------------------------------------------------------------------------------------------------
 3. AMT Mid-Cap Growth Account     71     115     162      237     81     126     174      306     20      63     108      233
--------------------------------------------------------------------------------------------------------------------------------
 4. Asset Manager Account          68     107     148      209     79     119     161      280     18      54      94      204
--------------------------------------------------------------------------------------------------------------------------------
 5. AVP Growth Account             73     121     171      258     83     132     183      326     22      69     118      253
--------------------------------------------------------------------------------------------------------------------------------
 6. AVP Technology Account         75     127     182      280     85     138     194      346     25      75     129      276
--------------------------------------------------------------------------------------------------------------------------------
 7. Balanced Account               71     115     161      236     81     126     173      305     20      62     107      232
--------------------------------------------------------------------------------------------------------------------------------
 8. Capital Appreciation Account   70     111     155      224     80     123     168      294     19      59     101      219
--------------------------------------------------------------------------------------------------------------------------------
 9. DGPF Real Estate Account       72     119     168      251     83     130     180      319     22      67     114      246
--------------------------------------------------------------------------------------------------------------------------------
10. DGPF Trend Account             72     119     168      252     83     130     181      320     22      67     115      247
--------------------------------------------------------------------------------------------------------------------------------
11. Equity Income Account          68     105     145      202     78     117     158      274     17      53      91      197
--------------------------------------------------------------------------------------------------------------------------------
12. Global Growth Account          69     109     151      214     79     120     163      285     18      56      96      209
--------------------------------------------------------------------------------------------------------------------------------
13. Growth I Account               69     108     150      213     79     120     163      284     18      56      96      208
--------------------------------------------------------------------------------------------------------------------------------
14. Growth & Income Account        66      99     135      178     76     110     147      251     15      46      79      173
--------------------------------------------------------------------------------------------------------------------------------
15. Index Account                  65      96     130      167     75     108     142      241     14      43      74      162
--------------------------------------------------------------------------------------------------------------------------------
16. International Account          72     119     168      252     83     130     181      320     22      67     115      247
--------------------------------------------------------------------------------------------------------------------------------
17. Mid Cap Growth I Account       70     112     157      227     80     123     169      297     19      60     103      222
--------------------------------------------------------------------------------------------------------------------------------
18. Mid Cap Value Account          71     114     160      233     81     125     172      303     20      61     106      228
--------------------------------------------------------------------------------------------------------------------------------
19. Small Cap Account              70     111     156      225     80     123     168      295     19      59     102      220
--------------------------------------------------------------------------------------------------------------------------------
20. Small Cap Growth Account       77     132     190      297     87     143     202      362     26      81     137      292
--------------------------------------------------------------------------------------------------------------------------------
21. Social Awareness Account       66     100     137      183     77     112     149      255     15      47      81      178
--------------------------------------------------------------------------------------------------------------------------------
22. VIP Contrafund Account         71     116     163      241     82     127     175      309     21      64     109      236
--------------------------------------------------------------------------------------------------------------------------------


*Examples shown may be less for GVA II contracts subject to ERISA.

If you do not surrender your contract or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                              GVA I                          GVA II*                         GVA III
                                 ------------------------------- ------------------------------- -------------------------------
                                 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years 1 year 3 years 5 years 10 years
 1. AFIS Growth Account           $17     $52    $ 89     $194    $17     $52    $ 90     $195    $17     $54    $ 93     $203
--------------------------------------------------------------------------------------------------------------------------------
 2. AFIS International Account     19      59     101      219     19      59     102      220     20      61     105      227
--------------------------------------------------------------------------------------------------------------------------------
 3. AMT Mid-Cap Growth Account     19      60     103      224     20      61     104      225     20      63     108      233
--------------------------------------------------------------------------------------------------------------------------------
 4. Asset Manager Account          17      52      89      195     17      52      90      196     18      54      94      204
--------------------------------------------------------------------------------------------------------------------------------
 5. AVP Growth Account             21      66     114      245     22      67     114      246     22      69     118      253
--------------------------------------------------------------------------------------------------------------------------------
 6. AVP Technology Account         24      73     125      267     24      73     125      268     25      75     129      276
--------------------------------------------------------------------------------------------------------------------------------
 7. Balanced Account               19      60     103      223     19      60     104      224     20      62     107      232
--------------------------------------------------------------------------------------------------------------------------------
 8. Capital Appreciation Account   18      56      97      210     18      57      97      211     19      59     101      219
--------------------------------------------------------------------------------------------------------------------------------
 9. DGPF Real Estate Account       21      64     110      237     21      65     111      239     22      67     114      246
--------------------------------------------------------------------------------------------------------------------------------
10. DGPF Trend Account             21      64     111      238     21      65     111      240     22      67     115      247
--------------------------------------------------------------------------------------------------------------------------------
11. Equity Income Account          16      50      86      188     16      50      87      190     17      53      91      197
--------------------------------------------------------------------------------------------------------------------------------
12. Global Growth Account          17      53      92      200     17      54      93      202     18      56      96      209
--------------------------------------------------------------------------------------------------------------------------------
13. Growth I Account               17      53      92      199     17      54      92      201     18      56      96      208
--------------------------------------------------------------------------------------------------------------------------------
14. Growth & Income Account        14      43      75      164     14      44      75      166     15      46      79      173
--------------------------------------------------------------------------------------------------------------------------------
15. Index Account                  13      40      69      153     13      41      70      154     14      43      74      162
--------------------------------------------------------------------------------------------------------------------------------
16. International Account          21      64     111      238     21      65     111      240     22      67     115      247
--------------------------------------------------------------------------------------------------------------------------------
17. Mid Cap Growth I Account       18      57      98      213     19      58      99      215     19      60     103      222
--------------------------------------------------------------------------------------------------------------------------------
18. Mid Cap Value Account          19      59     101      220     19      59     102      221     20      61     106      228
--------------------------------------------------------------------------------------------------------------------------------
19. Small Cap Account              18      56      97      211     18      57      98      213     19      59     102      220
--------------------------------------------------------------------------------------------------------------------------------
20. Small Cap Growth Account       25      78     133      284     25      78     134      285     26      81     137      292
--------------------------------------------------------------------------------------------------------------------------------
21. Social Awareness Account       14      44      77      169     14      45      78      170     15      47      81      178
--------------------------------------------------------------------------------------------------------------------------------
22. VIP Contrafund Account         20      61     105      227     20      61     106      228     21      64     109      236
--------------------------------------------------------------------------------------------------------------------------------


The expense tables reflect expenses of the VAA as well as expenses of the funds.

We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see "Charges and other deductions" in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* Examples shown may be less for GVA II Contracts subject to ERISA.

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See "The contracts."

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See the "Variable annuity account."

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds: See "Investments of the VAA--Description of the Funds."

Who advises the Funds? Several different investment advisers manage the funds. See "Investments of the VAA--Description of the Funds."

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to purchase retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See "The contracts" and "Annuity payouts."

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge applies of 0-5% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See "Charges and other deductions--Surrender charge for GVA I and GVA II."

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% to the daily net asset value of the VAA. See "Charges and other deductions."

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often?
Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See "The contracts--Contributions."

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options.
Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See "The contracts--Death benefit before the annuity commencement date."

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See "The contracts--Transfers on or before the annuity commencement date."

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See "Charges and other deductions." Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See "Fixed account withdrawal/ transfer limits for GVA III." The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See "Charges and other deductions." A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age
59 1/2\\. A withdrawal also may be subject to 20% withholding. See "Federal tax matters." \\

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See "Return privilege."

Condensed financial information

Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 2001 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI.



                                                    1997    1998    1999    2000    2001
----------------------------------------------------------------------------------------
AFIS Growth Account***
.. Beginning of period unit value................                         $10.000 $ 8.991
.. End of period unit value......................                           8.991   7.285
.. End of period number of units (000's omitted).                              44     288
----------------------------------------------------------------------------------------
AFIS International Account***
.. Beginning of period unit value................                         $10.000 $ 8.582
.. End of period unit value......................                           8.582   6.807
.. End of period number of units (000's omitted).                               3      27
----------------------------------------------------------------------------------------
AMT Mid-Cap Growth Account***
.. Beginning of period unit value................                         $10.000 $ 7.674
.. End of period unit value......................                           7.674   5.725
.. End of period number of units (000's omitted).                              13      26
----------------------------------------------------------------------------------------
Asset Manager Account*
.. Beginning of period unit value................ $17.769 $20.583 $23.445 $25.787 $24.527
.. End of period unit value......................  20.583  23.445  25.787  24.527  23.289
.. End of period number of units (000's omitted).   1,420   1,535   1,489   1,367   1,319
----------------------------------------------------------------------------------------
AVP Growth Account***
.. Beginning of period unit value................                         $10.000 $ 8.741
.. End of period unit value......................                           8.741   6.607
.. End of period number of units (000's omitted).                               2      13
----------------------------------------------------------------------------------------
AVP Technology Account***
.. Beginning of period unit value................                         $10.000 $ 7.093
.. End of period unit value......................                           7.093   5.235
.. End of period number of units (000's omitted).                              21     110
----------------------------------------------------------------------------------------
Balanced Account*
.. Beginning of period unit value................ $16.989 $18.551 $21.263 $23.168 $22.330
.. End of period unit value......................  18.551  21.263  23.168  22.330  21.323
.. End of period number of units (000's omitted).     439     510     502     495     481
----------------------------------------------------------------------------------------
Capital Appreciation Account***
.. Beginning of period unit value................                         $10.000 $ 8.243
.. End of period unit value......................                           8.243   6.048
.. End of period number of units (000's omitted).                              10      49
----------------------------------------------------------------------------------------
DGPF Real Estate Account***
.. Beginning of period unit value................                         $10.000 $10.568
.. End of period unit value......................                          10.568  11.371
.. End of period number of units (000's omitted).                              32      74
----------------------------------------------------------------------------------------
DGPF Trend Account***
.. Beginning of period unit value................                         $10.000 $ 7.781
.. End of period unit value......................                           7.781   6.513
.. End of period number of units (000's omitted).                              10      31
----------------------------------------------------------------------------------------
Equity-Income Account*
.. Beginning of period unit value................ $16.389 $19.985 $22.087 $23.252 $24.958
.. End of period unit value......................  19.985  22.087  23.252  24.958  23.485
.. End of period number of units (000's omitted).     889   1,176   1,172   1,071   1,101
----------------------------------------------------------------------------------------
Global Growth Account**
.. Beginning of period unit value................         $10.000 $12.520 $20.385 $17.020
.. End of period unit value......................           12.52  20.385  17.020  13.070
.. End of period number of units (000's omitted).              25     470     844     847
----------------------------------------------------------------------------------------

                                                   1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------
Growth I Account*
.. Beginning of period unit value............... $24.529 $28.328 $39.122 $53.234 $46.917
.. End of period unit value.....................  28.328  39.122  53.234  46.917  38.252
.. End of period number of units (000's omitted)   1,819   2,095   2,439   2,341   2,183
---------------------------------------------------------------------------------------
Growth & Income Account***
.. Beginning of period unit value...............                         $10.000 $ 9.050
.. End of period unit value.....................                           9.050   7.954
.. End of period number of units (000's omitted)                               8      44
---------------------------------------------------------------------------------------
Index Account*
.. Beginning of period unit value............... $24.091 $29.827 $37.861 $45.208 $40.605
.. End of period unit value.....................  29.827  37.861  45.208  40.605  35.304
.. End of period number of units (000's omitted)     814   1,129   1,319   1,215   1,196
---------------------------------------------------------------------------------------
International Stock Account*
.. Beginning of period unit value............... $12.108 $12.504 $14.342 $18.931 $15.400
.. End of period unit value.....................  12.504  14.342  18.931  15.400  11.859
.. End of period number of units (000's omitted)     475     546     519     533     521
---------------------------------------------------------------------------------------
Mid Cap Growth I Account**
.. Beginning of period unit value...............         $10.000 $12.455 $17.563 $16.920
.. End of period unit value.....................          12.455  17.563  16.920  11.175
.. End of period number of units (000's omitted)               6     642     968     908
---------------------------------------------------------------------------------------
Mid Cap Value Account**
.. Beginning of period unit value...............         $10.000 $11.861 $12.609 $12.571
.. End of period unit value.....................          11.861  12.609  12.571  12.094
.. End of period number of units (000's omitted)              10      64      97     165
---------------------------------------------------------------------------------------
Small Cap Account*
.. Beginning of period unit value............... $15.523 $17.632 $16.856 $20.552 $23.056
.. End of period unit value.....................  17.632  16.856  20.552  23.056  21.430
.. End of period number of units (000's omitted)     966   1,187   1,081   1,182   1,146
---------------------------------------------------------------------------------------
Small Cap Growth Account**
.. Beginning of period unit value...............         $10.000 $13.217 $17.775 $17.131
.. End of period unit value.....................          13.217  17.775  17.131  19.053
.. End of period number of units (000's omitted)              25     192     231     320
---------------------------------------------------------------------------------------
Social Awareness Account**
.. Beginning of period unit value...............         $10.000 $12.791 $14.618 $13.267
.. End of period unit value.....................          12.791  14.618  13.267  11.884
.. End of period number of units (000's omitted)              14     206     233     244
---------------------------------------------------------------------------------------
VIP Contrafund Account***
.. Beginning of period unit value...............                         $10.000 $ 9.412
.. End of period unit value.....................                           9.412   8.157
.. End of period number of units (000's omitted)                               6      30
---------------------------------------------------------------------------------------
Pending Allocation Account*
.. Beginning of period unit value............... $11.328 $11.894 $12.545 $13.191 $14.023
.. End of period unit value.....................  11.894  12.545  13.191  14.023  14.608
.. End of period number of units (000's omitted)       2       3      11       5       4
---------------------------------------------------------------------------------------


*The Sub-Account indicated commenced operations on January 31, 1997.

**The Sub-Account indicated commenced operations on October 1, 1998.

***The Sub-Account indicated commenced operation on September 27, 2000.

Investment results

The VAA advertises the annual performance of the sub-accounts for the funds on both a standardized and nonstandardized basis.



The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.



The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements for the VAA and the statutory-basis financial statements of LNY are located in the SAI. You may obtain a free copy by writing Lincoln Life & Annuity Company, Servicing Office, P.O. Box 9737, Portland, ME 04104-5037 or by calling (800) 893-7168.

Lincoln Life & Annuity Company of New York


LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


Fixed side of the contract

Contributions allocated to the fixed account become part of LNY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LNY has not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and has not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are subject to regulation under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LNY'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

Variable annuity account (VAA)


On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. LNY is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner and participants, are LNY's. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. Contractowners and participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Investments of the VAA

The contractowner decides which of the subaccounts available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's adviser. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Description of the funds

Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information can be obtained from the current Prospectus for the fund, which is included in this booklet. You should read each fund prospectus carefully before investing. There is not assurance that any of the funds will achieve its stated objective.


 1.Alliance Variable Products Series Fund--Growth Portfolio seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time. Alliance Capital Management, L.P. serves as the Fund's investment adviser.

 2.Alliance Variable Products Series Fund--Technology Portfolio seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). Alliance Capital Management, L.P. serves as the Fund's investment adviser.

 3.American Century Variable Portfolios, Inc.--Balanced fund seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the investment manager of this portfolio.

 4.American Funds Insurance Series--Growth fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's investment adviser.

 5.American Funds Insurance Series--International fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's investment adviser.

 6.Baron Capital Funds Trust--Baron Capital Asset Fund. The investment objective is to purchase stocks, judged by the adviser, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved. BAMCO, Inc. serves as the Fund's investment adviser.


 7.Delaware VIP Trust--Delaware VIP REIT Series seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the series will invest at least 80% of its net assets in investments of real estate investment Trusts (REITs). Delaware Management Company serves as the Fund's investment adviser.



 8.Delaware VIP Trust--Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth. Delaware Management Company serves as the Fund's investment adviser.

 9.Dreyfus Stock Index Fund--The Dreyfus Stock Index Fund is a non-diversified index fund that seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus, is the Fund index manager.


10.Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize capital appreciation by investing primarily in small-cap companies with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings. The portfolio manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers, or acquisitions. The Dreyfus Corporation serves as the Portfolio's investment adviser.


11.Fidelity Variable Insurance Products Fund--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager this portfolio.

12.Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this portfolio.


13.Fidelity Variable Insurance Products Fund--Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments. FMR is the investment manager of this portfolio.


14.Fidelity Variable Insurance Products--Contrafund Portfolio seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public. FMR is the investment manager of the portfolio.


15.Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. Janus Capital Management LLC serves as the Portfolio's investment adviser.





16.Lincoln National Aggressive Growth Fund, Inc.--seeks to maximize capital appreciation. The fund invests in stocks of small, lesser known companies which have a chance to grow significantly in a short time. Delaware Management Company* is the fund's investment adviser, and Putnam Investment Management, LLC is the fund's investment sub-advisor.



17.Lincoln National Capital Appreciation Fund, Inc.--seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds. Delaware Management Company* is the Fund's investment adviser and Janus Capital Management LLC is the Fund's investment sub-adviser.



18.Lincoln National Growth and Income Fund, Inc.--seeks long-term capital appreciation. Dividend income is a secondary consideration. The fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Delaware Management Company* is the Fund's investment adviser and Goldman Sachs Asset Management is the Fund's investment sub-adviser. It is anticipated that the subadviser may change. If a change is made, you will be notified by supplement to the Lincoln National Growth and Income Fund propectus.



19.Lincoln National Social Awareness Fund, Inc.--seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria. Delaware Management Company** is the fund's investment adviser.



20.Neuberger Berman Advisers Management Trust--Mid-Cap Growth Portfolio seeks growth of capital by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach. Neuberger Berman, LLC serves as the Fund's investment adviser.

21.Neuberger Berman Advisers Management Trust--Partners Portfolio seeks capital growth by investing mainly in common stocks of mid- to large-capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Incorporated serves as the Portfolio's investment adviser. Neuberger Berman,

   LLC serves as the Fund's investment sub-advisor.

22.T. Rowe Price International Series, Inc.--
    T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. T. Rowe Price International, Inc. is the investment manager of this portfolio.


*Delaware Management Company is a series of Delaware Management Business Trust, a registered investment adviser. Prior to May 1, 2002, the Fund was advised by Delaware Lincoln Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.



**Delaware Management Company is a series of Delaware Management Business
  Trust, a registered investment adviser. Prior to May 1, 2002, the Fund was advised by Vantage Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.




Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending LNY's receipt of a complete order. see "The contracts."

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly or quarterly. This fee is based on the net assets of each fund, defined under Purchase and Redemption of Shares, in the Prospectus for the fund.


With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate LNY (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from the funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LNY (or an affiliate).


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LNY and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insurance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in redemption rates or tax treatment, or other considerations, the interests of various con-tractowners participating in a fund could conflict. The funds' Directors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to add, delete and substitute funds within the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners or participants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners and participants.


Substitutions may be made with respect to existing investments or the investments of future contributions, or both. We may close subaccounts to allocations of contributions or account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions


We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We may profit from one or more of the fees and changes deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.


Deductions from contributions
There are no front-end deductions for sales charges made from contributions. However, we will deduct premium taxes, when applicable.

Annual contract fee
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased. Administrative services include processing application; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; reconciling and depositing cash receipts; providing contract confirmations; providing toll-free inquiry services and furnishing fund transfer services; providing accounting, valuation, regulatory and reporting services.

Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:

                                                      GVA II
                    During Participation       GVA II NON-
                            Year         GVA I ERISA  ERISA
                    -------------------- ----- ------ ------
                            1-6           5%     5%     6%
                             7            4%     4%     6%
                             8            3%     3%     6%
                             9            2%     2%     6%
                             10           1%     1%     6%
                        11 and later      0%     0%     6%

*There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We impose the surrender charge on GVA I and GVA II to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before distribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Fixed account withdrawal/transfer limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:

               Year Request Received Percentage of Fixed Account
                      By LNY             Available Under GVA III
               --------------------- ---------------------------
                         1                        20%
                         2                        25%
                         3                     33.33%
                         4                        50%
                         5                       100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us their intention to liquidate their fixed account balance and stop contributions to the contract.

Waiver of surrender charges and fixed account withdrawal/transfer limits
Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/ transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:

                       Standard conditions  Optional conditions
                       -------------------  -------------------
                GVA I .the participant has .the participant has attained age 59 1/2 separated from
                       .the participant has service with their
                       died                 employer and is at
                       .the participant has least 55 years of
                       incurred a           age
                       disability (as       .the participant is
                       defined under the    experiencing
                       contract)            financial hardship
                       .the participant has
                       separated from
                       service with their
                       employer
                GVA II .the participant has .the participant has
                       attained age 59 1/2  separated from
                       .the participant has service with their
                       died                 employer
                       .the participant has .the participant is
                       incurred a           experiencing
                       disability (as       financial hardship
                       defined under the
                       contract)
                       .the participant has
                       separated from
                       service with their
                       employer and is at
                       least 55 years of
                       age

                       Standard conditions  Optional conditions
                       -------------------  -------------------
               GVA III .the participant has .the participant has
                       attained age 59 1/2  separated from
                       .the participant has service with their
                       died                 employer and is at
                       .the participant has least 55 years of
                       incurred a           age
                       disability (as
                       defined under the
                       contract)
                       .the participant has
                       separated from
                       service with their
                       employer
                       .the participant is
                       experiencing
                       financial hardship*

*A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contracts without these provisions.

Deductions from the VAA for GVA I, II, & III for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.00% of the daily net asset value. The charge is a mortality and expense risk charge. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on participants with account balances in the VAA. LNY's will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY's may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.0% to 5.0%. Currently, there is no premium tax imposed for New York residents.

Other charges and deductions

There are deductions from and expenses paid out of the assets of the underlying funds that are described elsewhere in this booklet and in the Prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse LNY for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The contracts

Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Initial contributions
When we receive a completed enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis as selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.


Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.



Replacement of existing insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contact. Participant surrender changes may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently normally 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent.


Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received by us if received before the end of the valuation date (normally 4:00 p.m., New York time). If the contribution is received at or after the end of the valuation date, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units

Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Under GVA III transfers from the fixed account are subject to special limits. See Fixed account withdrawals/ transfer limits for GVA III.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accumulation units in the that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not limit the number of transfers except as described under "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

A transfer request may be made to us using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign, the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant determines that a transfer was made in error, the participant must notify us within 30 days of the confirmation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at LNY, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.


Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).


When thinking about a transfer of account value, the participant should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the oper- ation of the subaccounts and should LNY become aware of such disruptive practices, LNY may refuse to permit such transfers.


Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.

Additional services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVAIII only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subac-counts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subac-counts. This service is only available for GVAIII participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subac-counts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.

Death benefit before the annuity commencement date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.


If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit in either the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal Tax Matters.

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and other deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal tax matters."

Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic withdrawal option. Participants who are at least age 59 1/2/, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pretax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time /fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see Federal Tax Matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documenta- tion specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal tax matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer restrictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

Loans
If the Plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life certificates, the annuity loan agreement and is available from us.

Delay in payments
We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
(iii) when the SEC so orders to protect contractowners and participants.


If mandated by applicable law, we may be required to reject a contribution. We may also be required to block a contractowner's or participant's account and thereby refuse any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulator.


Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions

LNY may offer the contracts through its registered representatives or through registered representatives of broker dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker dealers are members of the National Association of Securities Dealers, Inc. (NASD). LNY may pay additional cash benefits and/or offer non-cash compensation programs, such as confer- ences or trips, to its registered representatives and/or these broker dealers, and/or reimburse them for portions of contract sales expenses.


We pay commissions of up to 3.5% of contributions to dealers. In some instances, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent schedule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions

The obligations to purchasers under the contracts are those of LNY. Questions about the contract should be directed to us at 1-800-893-7168 or visit www.LincolnRetirement.com.


Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Annuity payout options
Note Carefully: Under the Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner on behalf of participants in an unallocated contract or the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic pay-out during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See "Charges and other deductions" and "Federal tax matters."

General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to be beneficiary as payouts become due.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1.The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2.The annuity conversion factor in the contract;

3.The annuity payout option selected; and

4.The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1.Determine the dollar amount of the first pay-out; then

2.Credit the retired life certificate with a specific number of annuity units equal to the first pay-out divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.


Federal tax matters



Introduction


The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



Qualified retirement plans


We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts


Currently, we issue contracts in connection with the following types of qualified plans:



.. Individual Retirement Accounts and Annuities ("Traditional IRAs")



.. Roth IRAs



.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")



.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)



.. 403(b) plans (public school system and tax-exempt organization annuity plans)



.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)



.. 403(a) plans (qualified annuity plans)



.. H.R. 10 or Keogh Plans (self-employed individual plans)



.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)





We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.



We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Deferral on Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:



.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).



.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.



.. Your right to choose particular investments for a contract must be limited.





.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.





Investments in the VAA must be diversified




For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified." Such diversification requirements generally do not apply to 401(a) plans.



Restrictions




Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.





Economic Growth and Tax Relief Reconciliation Act of 2001


The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.



Tax treatment of qualified contracts




The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,



.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.



.. Under most qualified plans, such as a Traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.



.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax treatment of payments


The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions


Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your Traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.



Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.



The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:



.. received on or after the annuitant reaches age 59  1/2,



.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),



.. received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or



.. received as reimbursement for certain amounts paid for medical care.



These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Taxation of death benefits




We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.



Transfers and direct rollovers



As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and Traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Death benefit and IRAs



Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding



We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.



Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



Nonqualifed annuity contracts


A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a competent tax advisor.



Tax status of LNY


Under existing Federal income tax laws, LNY does not pay tax on investment income and realized capital gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the law


The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.


Voting rights


As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.


The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms for all participants who have voting rights under the contract. Since the funds engage in shared funding, other persons or entities besides LNY may vote fund shares. See "Description of the Funds--Fund shares."

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the contracts. The contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). LNY will offer contracts in New York.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, to provide accounting services to the VAA. The accounting services for Lincoln Life are in turn provided by Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, through Lincoln Life's service agreement with Delaware. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


Legal proceedings. LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. These proceedings are routine and in the ordinary course of business.

Group Variable Annuity Contracts I, II, III
Statement of Additional Information
Table of Contents

                                                           Page
                -----------------------------------------------
                General Information and History of Lincoln
                  Life & Annuity Company of New York       B-2
                -----------------------------------------------
                Definitions                                B-2
                -----------------------------------------------
                Services                                   B-2
                -----------------------------------------------
                Purchase of securities being offered       B-2
                -----------------------------------------------



                                                           Page
                -----------------------------------------------
                Determination of Variable Annuity Payments B-2
                -----------------------------------------------
                Calculation of Investment Returns          B-3
                -----------------------------------------------
                Advertising and Sales Literature           B-6
                -----------------------------------------------
                Other Information/Services                 B-8
                -----------------------------------------------
                Financial Statements                       B-8
                -----------------------------------------------


Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Co. of New York Variable Annuity Account L:

                                (Please Print)

Name: ________________________________   Social Security No.: _________________

Address: ____________________________________________________________________

City _______________________________________________    State ____    Zip _____

Mail to Lincoln Life & Annuity Co. of New York, Servicing Office, P.O. Box 9737, Portland, ME 04104-5037.

Group Variable Annuity Contracts I, II & III


funded through the Sub-Accounts of Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York


Statement of Additional Information


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2002.


A copy of the prospectus to which this SAI relates is available at no charge by writing to Lincoln Life & Annuity Company of New York, calling LNY at 1-800-893-7168, or visiting www.LincolnRetirement.com.


Table of contents



                                                           Page
                -----------------------------------------------
                General Information and History of Lincoln
                Life & Annuity Company of New York         B-2
                -----------------------------------------------
                Definitions                                B-2
                -----------------------------------------------
                Services                                   B-2
                -----------------------------------------------
                Purchase of securities being offered       B-2
                -----------------------------------------------





This SAI is not a Prospectus


May 1, 2002


                                                       Page
                     --------------------------------------
                     Determination of Variable Annuity
                       Payments                        B-2
                     --------------------------------------
                     Calculation of Investment Results B-3
                     --------------------------------------
                     Advertising and Sales Literature  B-6
                     --------------------------------------
                     Other Information/Services        B-8
                     --------------------------------------
                     Financial Statements              B-8
                     --------------------------------------

General Information and History of Lincoln Life & Annuity Company of New York
(LNY)


LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life.

Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.




Definitions

Annuity Payment Calculation Date:


For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the valuation date ten (10) Business Days prior to the first day of a calendar month.


Annuity Unit:

An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

Annuity Unit Value:


The dollar value of an Annuity Unit in a Sub-Account on any valuation date.


Code:

The Internal Revenue Code of 1986, as amended.

Services

Independent auditors

The financial statements of the VAA and the statutory-basis financial statements of LNY appearing this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Management Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Principal Underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of LNY, is the principal underwriter for the group Variable Annuity Contracts. We may not offer a contract continuously or in every state. LFA retains no underwriting commissions from the sale of the group Variable Annuity Contracts.


Purchase of securities


being offered



Lincoln Financial Advisors Corporation ("LFA"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.



LFA is the VAA's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.



There are exchange privileges between subaccounts, and between the VAA and LNY'S General Account. (See the Contracts). No exchanges are permitted between the VAA and other separate accounts.



Determination of Variable Annuity Payments


As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience.


The initial payment amount of the annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor as defined as follows:



The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the annuitant.



The amount of the annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:



a.Dividing the annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and


b.Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account se-lected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

Dividingthe Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

Dividingthe resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

Multiplyingthis factor times the Annuity Unit Value as of the immediately preceding APCD.


Illustration of Calculation of Annuity Unit Value


1.  Annuity Unit Value as of immediately
    preceding Annuity Payment
    Calculation Date..................... $ 11.0000
2.  Accumulation Unit Value as of Annuity
    Payment Calculation Date............. $ 20.0000
3.  Accumulation Unit Value as of
    immediately preceding Annuity
    Payment Calculation Date............. $ 19.0000
4.  Interest Rate........................      6.00%
5.  Interest Rate Factor (30 days).......    1.0048
6.  Annuity Unit Value as of Annuity
    Payment Calculation Date = 1 times 2
    divided by 3 divided by 5............ $ 11.5236


Illustration of Annuity Payments

1.  Annuity Conversion Amount as of
    Participant's initial Annuity Payment
    Calculation Date......................... $100,000.00
2.  Assumed Annuity Conversion Factor
    per $1 of Monthly Income for an
    individual age 65 selecting a Single Life
    Annuity with Assumed Interest Rate of
    6%....................................... $    138.63
3.  Participant's initial Annuity Payment
    = 1 divided by 2......................... $    721.34
4.  Assumed Annuity Unit Value as of
    Participant's initial Annuity Payment
    Calculation Date......................... $   11.5236
5.  Number of Annuity Units = 3 divided
    by 4.....................................     62.5968
6.  Assumed Annuity Unit Value as of
    Participant's second Annuity Payment
    Calculation Date......................... $   11.9000
7.  Participant's second Annuity
    Payment = 5 times 6...................... $    744.90

Calculation of Investment Results


Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:


                                P(1+T)/N/ = ERV


Where: P = a hypothetical initial purchase payment of $1,000
      T = average annual total return for the period in question
      N = number of years

      ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

      The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.



Standard Performance Data:


Period Ending December 31, 2001



                                              Sub-Account                  10-Years**/
                                              Inception                    Since
Subaccounts (Fund Names)                      Date        1 Year   5 Years Inception
--------------------------------------------------------------------------------------
AFIS Growth Account
(American FIS Growth Fund)                    09/27/00    (23.84)% N/A     (25.96)%
AFIS International Account
(American Fis International Fund)             09/27/00    (25.45)  N/A     (29.84)
AMT Mid-Cap Growth Account
(Neuberger Berman AMT Mid-Cap Growth)         09/27/00    (29.88)  N/A     (38.84)
Asset Manager Account
(Fidelity VIP II-Asset Manager)               01/31/97    (10.75)  N/A       4.31
AVP Growth Account
(Alliance VP Growth Portfolio)                09/27/00    (28.95)  N/A     (31.48)
AVP Technology Account
(Alliance VP Technology Portfolio)            09/27/00    (30.63)  N/A     (43.04)
Balanced Account
(American Century VP Balanced)                01/31/97    (10.25)  N/A       3.40
Capital Appreciation Account
(Lincoln National Capital Appreciation Fund)  09/27/00    (31.03)  N/A     (36.12)
DGPF Real Estate Account
(Delaware VIP REIT Series)                    09/27/00      1.13   N/A       5.42
DGPF Trend Account
(Delaware VIP Trend Series)                   09/27/00    (21.33)  N/A     (32.25)
Equity-Income Account
(Fidelity VIP Equity Income Portfolio)        01/31/97    (11.56)  N/A       6.22
Global Growth Account
(Janus Aspen Series Worldwide Growth)         10/01/98    (27.82)  N/A       6.53
Growth I Account
(Fidelity VIP Growth Portfolio)               01/31/97    (23.37)  N/A       8.06
Index Account
(Dreyfus Stock Index Fund)                    01/31/97    (18.28)  N/A       6.71
International Stock Account
(T. Rowe Price International Stock Portfolio) 01/31/97    (27.62)  N/A      (1.69)
LN Growth and Income Account
(Lincoln National Growth and Income Fund)     09/27/00    (17.39)  N/A     (20.61)
Mid Cap Growth I Account
(Lincoln National Aggressive Growth Fund)     10/01/98    (37.92)  N/A       1.52
Mid Cap Value Account
(Neuberger Berman AMT Partners)               10/01/98     (9.57)  N/A       4.02
Small Cap Account
(Dreyfus VIF Small Cap Portfolio)             01/31/97    (12.64)  N/A       5.42
Small Cap Growth Account
(Baron Capital Asset Fund)                    10/01/98      4.54   N/A      19.62
Social Awareness Account
(Linconl National Social Awareness Fund)      10/01/98    (15.81)  N/A       3.46
VIP II Contrafund Account
(Fidelity VIP II Contrafund)                  09/27/00    (18.55)  N/A     (19.01)



The tables provide performance information for GVA II contracts not subject to ERISA for each Sub-Account for specified periods ending December 31, 2001. This information does not indicate or represent future performance.


Performance information for GVA I and GVA III and GVA II contracts subject to ERISA is not shown.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any riders that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. The performance numbers in the following tables do not reflect surrender charges.


Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

Non-standard Performance Data (adjusted for contract expense charges):


Period Ending December 31, 2001



                                              Fund
                                              Inception                                         Since
Subaccounts (Fund Names)                      Date      YTD      1-Year   3-Year 5-Year 10-Year Inception
---------------------------------------------------------------------------------------------------------
AFIS Growth Account
(American FIS Growth Fund)                    02/08/84  (18.97)% (18.97)%  9.28% 17.47%  15.08%   14.91%
AFIS International Account
(American Fis International Fund)             05/01/90  (20.69)  (20.69)   2.16   6.49    8.65     7.74
AMT Mid-Cap Growth Account
(Neuberger Berman AMT Mid-Cap Growth)         11/03/97  (25.40)  (25.40)   1.36    N/A     N/A    13.22
Asset Manager Account
(Fidelity VIP II-Asset Manager)               09/06/89   (5.04)   (5.04)  (0.22)  6.17    8.03     8.60
AVP Growth Account
(Alliance VP Growth Portfolio)                09/15/94  (24.41)  (24.41)  (6.51)  5.85     N/A    12.43
AVP Technology Account
(Alliance VP Technology Portfolio)            01/11/96  (26.20)  (26.20)  (0.21) 10.98     N/A    10.67
Balanced Account
(American Century VP Balanced)                05/01/91   (4.51)   (4.51)   0.10   5.63    5.53     7.35
Capital Appreciation Account
(Lincoln National Capital Appreciation Fund)  02/03/94  (26.62)  (26.62)  (4.16)  8.23     N/A    10.49
DGPF Real Estate Account
(Delaware VIP REIT Series)                    05/04/98    7.59     7.59   10.29    N/A     N/A     5.34
DGPF Trend Account
(Delaware VIP Trend Series)                   12/27/93  (16.30)  (16.30)   9.09  12.22     N/A    13.12
Equity-Income Account
(Fidelity VIP Equity Income Portfolio)        10/09/86   (5.90)   (5.90)   2.07   8.26   12.34    10.80
Global Growth Account
(Janus Aspen Series Worldwide Growth)         09/13/93  (23.21)  (23.21)   1.44   9.97     N/A    14.47
Growth I Account
(Fidelity VIP Growth Portfolio)               10/09/86  (18.47)  (18.47)  (0.75) 10.50   12.13    12.46
Index Account
(Dreyfus Stock Index Fund)                    09/29/89  (13.05)  (13.05)  (2.30)  9.23   11.21    10.99
International Stock Account
(T. Rowe Price International Stock Portfolio) 03/31/94  (22.99)  (22.99)  (6.14) (0.69)    N/A     2.52
LN Growth and Income Account
(Lincoln National Growth and Income Fund)     12/28/81  (12.11)  (12.11)  (2.92)  7.05    9.86    12.28
Mid Cap Growth I Account
(Lincoln National Aggressive Growth Fund)     02/03/94  (33.95)  (33.95)  (3.55)  0.27     N/A     3.93
Mid Cap Value Account
(Neuberger Berman AMT Partners)               03/22/94   (3.79)   (3.79)   0.65   6.41     N/A    11.16
Small Cap Account
(Dreyfus VIF Small Cap Portfolio)             08/31/90   (7.05)   (7.05)   8.33   6.99   19.98    27.79
Small Cap Growth Account
(Baron Capital Asset Fund)                    10/01/98   11.22    11.22   12.97    N/A     N/A    21.92
Social Awareness Account
(Linconl National Social Awareness Fund)      05/02/88  (10.43)  (10.43)  (2.42)  8.41   11.91    13.06
VIP II Contrafund Account
(Fidelity VIP II Contrafund)                  01/03/95  (13.34)  (13.34)  (0.94)  8.88     N/A    14.16



The tables provide performance information for GVA II contracts not subject to ERISA for each Sub-Account for specified periods ending December 31, 2001. This information does not indicate or represent future performance.


Performance information for GVA I and GVA III and GVA II contracts subject to ERISA is not shown.

Advertising and sales literature

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S Rating System evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.


EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1,000 companies across 20 different countries.


Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.



Standard & Poor's Corp. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index (S&P 500)--broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index--This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--Price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US companies.



Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.





Lehman Brothers Government/Corporate Bond Index--Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, non-convertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.



Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard And Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

Standard And Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

Internet. As an electronic communications network Internet may be used to provide information regarding "LNY" performance of the subaccounts and advertisement literature.


In its advertisements and other sales literature for the VAA and the eligible funds, LNY intends to illustrate the advantages of the contracts in a number of ways:


Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the variable account over the fixed side; and the compounding effect when a client makes regular contributions to his or her account.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a sub-account of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.


Lincoln Financial Group. is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $98 billion and annual consolidated revenues of $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.


LNY'S Customers. Sales literature for the VAA, the funds may refer to the number of employers and the number of individual annuity clients which LNY serves.


As of the date of this prospectus LNY was serving over 399 employers and had more than 118,000 individuals.

LNY's Assets, Size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above), it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. (See Reference to A.M. Best Company above.) For example, at year-end 2001 LNY had statutory admitted assets of over $2 billion.


Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.


Other Information/Services



Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.



Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years. The minimum amount to be dollar-cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may change the receiving subaccount allocation at any time. The dollar-cost averaging program will continue for the specified duration unless you authorize us to end the program sooner. However, we will cancel the program prematurely if the value of the guaranteed account drops below the amount required for the transfer. GVAIII fixed account restrictions may apply.


Systematic Transfer. The systematic transfer service is only available to GVAIII participants. This service allows you fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep. The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVAIII fixed account restrictions may apply.

Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVAIII fixed account restrictions may apply.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of LNY appear on the following pages.

Lincoln Life & Annuity Variable Annuity Account L


Statement of assets and liabilities


December 31, 2001

                                                                                            Mortality &
                                                                    Contract                  Expense      Contract
                                                                   Purchases                  Charges    Redemptions
                                                                    Due From                 Payable To     Due To
                                                                  Lincoln Life              Lincoln Life Lincoln Life
                                                                   & Annuity                 & Annuity    & Annuity
                                                                   Company of                Company of   Company of
                                                      Investments   New York   Total Assets   New York     New York   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Subaccount                        $ 2,090,411   $  8,678   $ 2,099,089     $  174      $    --    $ 2,098,915
AFIS International Class 2 Subaccount                     185,056      1,212       186,268         15           --        186,253
American Century VP Balanced Subaccount                10,248,775     10,052    10,258,827        846           --     10,257,981
AVPSF Growth Class B Subaccount                            83,521        628        84,149          7           --         84,142
AVPSF Technology Class B Subaccount                       532,033     42,086       574,119         45           --        574,074
Baron Capital Asset Subaccount                          6,063,796     36,513     6,100,309        501           --      6,099,808
DGPF REIT Service Class Subaccount                        800,977     36,586       837,563         66           --        837,497
DGPF Trend Service Class Subaccount                       200,540        562       201,102         17           --        201,085
Dreyfus Small Cap Subaccount                           24,482,817     83,605    24,566,422      2,024           --     24,564,398
Dreyfus Stock Index Subaccount                         42,099,682    133,141    42,232,823      3,500           --     42,229,323
Fidelity VIP Equity-Income Subaccount                  25,782,338     87,562    25,869,900      2,135           --     25,867,765
Fidelity VIP Growth Subaccount                         83,367,804    125,378    83,493,182      6,946           --     83,486,236
Fidelity VIP Money Market Subaccount                      116,721         --       116,721         --       51,375         65,346
Fidelity VIP II Asset Manager Subaccount               30,690,409     19,299    30,709,708      2,531           --     30,707,177
Fidelity VIP II Contrafund Service Class 2 Subaccount     241,372      1,003       242,375         20           --        242,355
Janus Aspen Series Worldwide Growth Subaccount         11,053,260     19,394    11,072,654        912           --     11,071,742
LN Aggressive Growth Subaccount                        10,135,969     11,962    10,147,931        845           --     10,147,086
LN Capital Appreciation Subaccount                        267,334     26,394       293,728         22           --        293,706
LN Growth & Income Subaccount                             349,309      2,617       351,926         29           --        351,897
LN Social Awareness Subaccount                          2,888,528      7,174     2,895,702        240           --      2,895,462
NB AMT Mid-Cap Growth Subaccount                          146,926        317       147,243         12           --        147,231
NB AMT Partners Subaccount                              1,987,773      4,281     1,992,054        165           --      1,991,889
T. Rowe Price International Stock Subaccount            6,171,106      7,637     6,178,743        505           --      6,178,238

                                      Affiliated  Non-Affiliated
                                      ----------- --------------
                Investments at Cost   $22,096,933  $277,865,460
                Investments at Market  14,642,657   245,343,800


See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account L



Statement of operations



Year Ended December 31, 2001



                                                                          AFIS       AFIS          American
                                                                          Growth     International Century
                                                                          Class 2    Class 2       VP Balanced
                                                                          Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                      $   6,484   $     1,258    $   296,493
  . Dividends from net realized gains on investments                        370,798        37,940        351,971
  . Mortality and expense guarantees                                        (13,143)       (1,248)      (104,463)
                                                                          ---------   -----------    -----------
NET INVESTMENT INCOME (LOSS)                                                364,139        37,950        544,001
Net Realized and Unrealized Gain (Loss) on Investments:
  . Net realized gain (loss) on investments                                 (95,797)      (18,928)      (231,917)
  . Net change in unrealized appreciation or depreciation on investments   (464,597)      (48,762)      (818,318)
                                                                          ---------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (560,394)      (67,690)    (1,050,235)
                                                                          ---------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $(196,255)  $   (29,740)   $  (506,234)
                                                                          =========   ===========    ===========

                                                                          Fidelity   Fidelity      Fidelity
                                                                          VIP        VIP II        VIP II
                                                                          Money      Asset         Contrafund
                                                                          Market     Manager       Service Class 2
                                                                          Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  . Dividends from investment income                                      $   1,574   $ 1,328,611    $       550
  . Dividends from net realized gains on investments                             --       498,229          2,062
  . Mortality and expense guarantees                                             --      (309,770)        (1,546)
                                                                          ---------   -----------    -----------
NET INVESTMENT INCOME (LOSS)                                                  1,574     1,517,070          1,066
Net Realized and Unrealized Gain (Loss) on Investments:
.. Net realized gain (loss) on investments                                        --      (507,815)       (12,130)
.. Net change in unrealized appreciation or depreciation on investments           --    (2,712,872)        (2,681)
                                                                          ---------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                           --    (3,220,687)       (14,811)
                                                                          ---------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $   1,574   $(1,703,617)   $   (13,745)
                                                                          =========   ===========    ===========






See accompanying notes.

AVPSF           AVPSF        Baron        DGPF          DGPF
Growth          Technology   Capital      REIT          Trend         Dreyfus      Dreyfus      Fidelity VIP  Fidelity VIP
Class B         Class B      Asset        Service Class Service Class Small Cap    Stock Index  Equity-Income Growth
Subaccount      Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount   Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------
$       125     $        --   $      --     $  7,879     $        --  $   108,096  $   483,172   $   445,473  $     74,792
      9,014          35,834      25,945        1,711              --    1,605,571      222,235     1,251,568     7,030,478
       (552)         (4,180)    (50,847)      (4,717)         (1,412)    (244,589)    (441,334)     (260,276)     (901,803)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------  ------------
      8,587          31,654     (24,902)       4,873          (1,412)   1,469,078      264,073    1,436,765      6,203,467
    (10,020)       (116,815)      5,724        1,178         (18,198)  (1,005,600)     288,842       (67,993)   (1,239,472)
     (8,545)        (32,911)    468,311       23,925          (1,459)  (2,451,144)  (7,089,833)   (3,051,962)  (25,026,725)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------  ------------

    (18,565)       (149,726)    474,035       25,103         (19,657)  (3,456,744)  (6,800,991)   3,119,955    (26,266,197)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------  ------------

$    (9,978)    $  (118,072)  $ 449,133     $ 29,976     $   (21,069) $(1,987,666) $(6,536,918)  $(1,683,190) $(20,062,730)
===========     ===========   =========     ========     ===========  ===========  ===========   ===========  ============
Janus Aspen
Series          LN           LN           LN            LN            NB AMT                    T. Rowe Price
Worldwide       Aggressive   Capital      Growth &      Social        Mid-Cap      NB ABT       International
Growth          Growth       Appreciation Income        Awareness     Growth       Partners     Stock
Subaccount      Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
--------------------------------------------------------------------------------------------------------------
$    57,635     $        --   $      --     $  2,965     $    19,150  $        --  $     5,357   $   130,776
         --       2,657,594      18,576       57,059         729,946           --       50,887            --
   (118,680)       (113,361)     (2,207)      (2,125)        (29,143)      (1,314)     (16,708)      (67,772)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------
    (61,045)      2,544,233      16,369       57,899         719,953       (1,314)      39,536        63,004
   (648,522)       (693,088)    (88,395)     (31,034)       (201,692)     (37,112)     (32,030)     (773,309)
 (2,663,674)     (7,195,914)    (13,374)     (33,526)       (854,706)      (6,338)     (71,192)   (1,121,069)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------
 (3,312,196)     (7,889,002)   (101,769)     (64,560)     (1,056,398)     (43,450)    (103,222)   (1,894,378)
-----------     -----------   ---------     --------     -----------  -----------  -----------   -----------
$(3,373,241)    $(5,344,769)  $ (85,400)    $ (6,661)    $  (336,445) $   (44,764) $   (63,686)  $(1,831,374)
===========     ===========   =========     ========     ===========  ===========  ===========   ===========

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2000 and 2001


                                                                         AFIS        AFIS          American
                                                                         Growth      International Century
                                                                         Class 2     Class 2       VP Balanced
                                                                         Subaccount  Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2000                                            $       --   $        --    $11,637,008
Changes From Operations:
 .  Net investment income (loss)                                               (398)          (55)       354,520
 .  Net realized gain (loss) on investments                                     (86)          (27)       (23,898)
 .  Net change in unrealized appreciation or depreciation on investments    (21,864)       (2,844)      (751,691)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (22,348)       (2,926)      (421,069)
Changes From Unit Transactions:
 .  Contract purchases                                                      429,152        33,112      1,923,945
 .  Terminated contracts                                                    (11,608)         (542)    (2,082,788)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      417,544        32,570       (158,843)
                                                                         ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     395,196        29,644       (579,912)
                                                                         ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2000                                             395,196        29,644     11,057,096
Changes From Operations:
 .  Net investment income (loss)                                            364,139        37,950        544,001
 .  Net realized gain (loss) on investments                                 (95,797)      (18,928)      (231,917)
 .  Net change in unrealized appreciation or depreciation on investments   (464,597)      (48,762)      (818,318)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (196,255)      (29,740)      (506,234)
Changes From Unit Transactions:
 .  Contract purchases                                                    2,579,387       313,209      2,233,622
 .  Terminated contracts                                                   (679,413)     (126,860)    (2,526,503)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    1,899,974       186,349       (292,881)
                                                                         ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,703,719       156,609       (799,115)
                                                                         ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2001                                          $2,098,915   $   186,253    $10,257,981
                                                                         ==========   ===========    ===========

                                                                                     Fidelity
                                                                         Fidelity    VIP II        Fidelity VIP II
                                                                         VIP Money   Asset         Contrafund
                                                                         Market      Manager       Service Class 2
                                                                         Subaccount  Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2000                                            $  142,141   $38,399,780    $        --
Changes From Operations:
 .  Net investment income (loss)                                              5,869     3,687,227            (80)
 .  Net realized gain (loss) on investments                                      --      (102,893)             6
 .  Net change in unrealized appreciation or depreciation on investments         --    (5,373,355)        (1,330)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               5,869    (1,789,021)        (1,404)
Changes From Unit Transactions:
 .  Contract purchases                                                      404,843     5,722,888         61,948
 .  Terminated contracts                                                   (488,534)   (8,813,633)          (528)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (83,691)   (3,090,745)        61,420
                                                                         ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (77,822)   (4,879,766)        60,016
                                                                         ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2000                                              64,319    33,520,014         60,016
Changes From Operations:
 .  Net investment income (loss)                                              1,574     1,517,070          1,066
 .  Net realized gain (loss) on investments                                      --      (507,815)       (12,130)
 .  Net change in unrealized appreciation or depreciation on investments         --    (2,712,872)        (2,681)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               1,574    (1,703,617)       (13,745)
Changes From Unit Transactions:
 .  Contract purchases                                                      321,731     4,546,427        348,413
 .  Terminated contracts                                                   (322,278)   (5,655,647)      (152,329)
                                                                         ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (547)   (1,109,220)       196,084
                                                                         ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,027    (2,812,837)       182,339
                                                                         ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2001                                          $   65,346   $30,707,177    $   242,355
                                                                         ==========   ===========    ===========


See accompanying notes.

AVPSF          AVPSF        Baron        DGPF          DGPF                                      Fidelity      Fidelity
Growth         Technology   Capital      REIT          Trend         Dreyfus      Dreyfus        VIP           VIP
Class B        Class B      Asset        Service Class Service Class Small Cap    Stock Index    Equity-Income Growth
Subaccount     Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount     Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------
$        --    $        --  $ 3,405,848   $       --    $        --  $22,216,207  $ 59,639,387    $27,245,250  $129,824,857
        (24)          (239)     (31,195)        (266)          (112)  11,853,500       772,927      1,862,642    13,128,405
        389         (5,733)     207,311           --         (3,106)     569,499     2,537,919        109,427     3,440,747
       (150)       (23,138)    (295,531)      17,332         (7,016)  (9,746,143)   (8,992,797)      (218,720)  (31,421,692)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
        215        (29,110)    (119,415)      17,066        (10,234)   2,676,856    (5,681,951)     1,753,349   (14,852,540)
    169,716        409,281    3,333,933      325,580        114,492    9,578,057    12,868,595      6,167,759    25,393,767
   (156,225)      (232,704)  (2,659,524)        (520)       (25,750)  (7,224,794)  (17,475,977)    (8,437,894)  (30,523,869)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
     13,491        176,577      674,409      325,060         88,742    2,353,263    (4,607,382)    (2,270,135)   (5,130,102)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
     13,706        147,467      554,994      342,126         78,508    5,030,119   (10,289,333)      (516,786)  (19,982,642)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
     13,706        147,467    3,960,842      342,126         78,508   27,246,326    49,350,054     26,728,464   109,842,215
      8,587         31,654      (24,902)       4,873         (1,412)   1,469,078       264,073      1,436,765     6,203,467
    (10,020)      (116,815)       5,724        1,178        (18,198)  (1,005,600)      288,842        (67,993)   (1,239,472)
     (8,545)       (32,911)     468,311       23,925         (1,459)  (2,451,144)   (7,089,833)    (3,051,962)  (25,026,725)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
     (9,978)      (118,072)     449,133       29,976        (21,069)  (1,987,666)   (6,536,918)    (1,683,190)  (20,062,730)
    229,355      1,316,852    4,073,903    1,000,979        231,869    5,077,912     8,274,420      6,332,873    12,756,733
   (148,941)      (772,173)  (2,384,070)    (535,584)       (88,223)  (5,772,174)   (8,858,233)    (5,510,382)  (19,049,982)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
     80,414        544,679    1,689,833      465,395        143,646     (694,262)     (583,813)       822,491    (6,293,249)
-----------    -----------  -----------   ----------    -----------  -----------                  -----------  ------------
     70,436        426,607    2,138,966      495,371        122,577   (2,681,928)   (7,120,731)      (860,699)  (26,355,979)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------  ------------
$    84,142    $   574,074  $ 6,099,808   $  837,497    $   201,085  $24,564,398  $ 42,229,323    $25,867,765  $ 83,486,236
===========    ===========  ===========   ==========    ===========  ===========  ============    ===========  ============

Janus Aspen
Series         LN           LN                         LN            NB AMT       NB             T. Rowe Price
Worldwide      Aggressive   Capital      LN Growth     Social        Mid-Cap      AMT            International
Growth         Growth       Appreciation & Income      Awareness     Growth       Partners       Stock
Subaccount     Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------
$ 9,574,912    $11,273,297  $        --   $       --    $ 3,016,315  $        --  $    809,154    $ 9,821,008
  1,235,259        638,880         (111)         227        244,321         (120)      148,095        217,492
    186,181        450,672          (50)           8         50,161       (2,569)      (34,901)       513,962
 (4,731,544)    (2,552,612)      (8,088)      (3,000)      (595,426)      (5,610)     (101,427)    (2,615,599)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
 (3,310,104)    (1,463,060)      (8,249)      (2,765)      (300,944)      (8,299)       11,767     (1,884,145)
 15,168,409     12,465,793      174,611       73,794      1,710,216      347,587       954,516      5,167,943
 (7,067,880)    (5,895,002)     (86,223)        (521)    (1,335,779)    (242,248)     (553,216)    (4,899,822)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
  8,100,529      6,570,791       88,388       73,273        374,437      105,339       401,300        268,121
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
  4,790,425      5,107,731       80,139       70,508         73,493       97,040       413,067     (1,616,024)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
 14,365,337     16,381,028       80,139       70,508      3,089,808       97,040     1,222,221      8,204,984
    (61,045)     2,544,233       16,369       57,899        719,953       (1,314)       39,536         63,004
   (648,522)      (693,088)     (88,395)     (31,034)      (201,692)     (37,112)      (32,030)      (773,309)
 (2,663,674)    (7,195,914)     (13,374)     (33,526)      (854,706)      (6,338)      (71,192)    (1,121,069)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
 (3,373,241)    (5,344,769)     (85,400)      (6,661)      (336,445)     (44,764)      (63,686)    (1,831,374)
  3,440,554      2,985,795      892,264      486,823        984,763      492,128     1,283,372      8,333,981
 (3,360,908)    (3,874,968)    (593,297)    (198,773)      (842,664)    (397,173)     (450,018)    (8,529,353)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
     79,646       (889,173)     298,967      288,050        142,099       94,955       833,354       (195,372)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
 (3,293,595)    (6,233,942)     213,567      281,389       (194,346)      50,191       769,668     (2,026,746)
-----------    -----------  -----------   ----------    -----------  -----------  ------------    -----------
$11,071,742    $10,147,086  $   293,706   $  351,897    $ 2,895,462  $   147,231  $  1,991,889    $ 6,178,238
===========    ===========  ===========   ==========    ===========  ===========  ============    ===========

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

December 31, 2001

1. Accounting Policies and Account Information

The Variable Account:
Lincoln Life & Annuity Variable Annuity Account L (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation:
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments:
The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of twenty-three mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
  AFIS Growth Class 2 Fund
  AFIS International Class 2 Fund

American Century Variable Portfolios, Inc.:
  American Century VP Balanced Portfolio

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Growth Class B Fund
  AVPSF Technology Class B Fund

Baron Capital Funds Trust:
  Baron Capital Asset Fund

Delaware Group Premium Fund (DGPF):
  REIT Service Class Series
  Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
  Dreyfus Small Cap Portfolio
  Dreyfus Stock Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Money Market Portfolio

Fidelity Variable Insurance Products Fund II (Fidelity VIP II):
  Fidelity VIP II Asset Manager Portfolio
  Fidelity VIP II Contrafund Service Class 2 Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln National (LN):
  LN Aggressive Growth Fund
  LN Capital Appreciation Fund
  LN Growth & Income Fund
  LN Social Awareness Fund

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Partners Portfolio

T. Rowe Price International Series, Inc.:
  T. Rowe Price International Stock Portfolio

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends:
Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes:
Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using

Lincoln Life & Annuity Variable Annuity Account L current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees
Amounts are paid to the Company for mortality and expense guarantees at an effective annual rate of 1.00% of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

Lincoln Life & Annuity Variable Annuity Account L

3. Unit Values
A summary of the unit values, units outstanding, and net assets for variable annuity contracts at December 31 follows. Mortality and expense rates (fee rates) listed below are annualized rates.

                                                     1997        1998        1999       2000        2001
                                                     Unit Value  Unit Value  Unit Value Unit Value  Unit Value
--------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Standard (1.00% Fee Rate)                            $   --      $   --      $   --     $ 8.99(3)   $ 7.29
AFIS International Class 2 Fund
  Standard (1.00% Fee Rate)                                --          --          --       8.58(3)     6.81
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                             18.55       21.26       23.17      22.33       21.32
AVPSF Growth Class B Fund
  Standard (1.00% Fee Rate)                                --          --          --       8.74(3)     6.61
AVPSF Technology Class B Fund
  Standard (1.00% Fee Rate)                                --          --          --       7.09(3)     5.24
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                                --       13.22(2)    17.77      17.13       19.05
DGPF REIT Service Class Series
  Standard (1.00% Fee Rate)                                --          --          --      10.57(3)    11.37
DGPF Trend Service Class Series
  Standard (1.00% Fee Rate)                                --          --          --       7.78(3)     6.51
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                             17.63       16.86       20.55      23.06       21.43
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                             29.83       37.86       45.21      40.61       35.30
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                             19.99       22.09       23.25      24.96       23.48
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                             28.33       39.12       53.23      46.92       38.25
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                             11.89(1)    12.54       13.19      14.02       14.61
Fidelity VIP II Asset Manager Portfolio
  Standard (1.00% Fee Rate)                             20.58       23.45       25.79      24.53       23.29
Fidelity VIP II Contrafund Service Class 2 Portfolio
  Standard (1.00% Fee Rate)                                --          --          --       9.41(3)     8.16
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                                --       12.52(2)    20.39      17.02       13.07
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                                --       12.45(2)    17.56      16.92       11.18
LN Capital Appreciation Fund
  Standard (1.00% Fee Rate)                                --          --          --       8.24(3)     6.05
LN Growth & Income Fund
  Standard (1.00% Fee Rate)                                --          --          --       9.05(3)     7.95
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                                --       12.79(2)    14.62      13.27       11.88
NB AMT Mid-Cap Growth Fund
  Standard (1.00% Fee Rate)                                --          --          --       7.67(3)     5.73
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                                --       11.86(2)    12.61      12.57       12.09
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                             12.50       14.34       18.93      15.40       11.86

--------
(1)Commenced business on 1/1/1997 with initial unit value of $11.28
(2)Commenced business on 10/1/1998 with an initial unit value of $10
(3)Commenced business on 9/27/2000 with an initial unit value of $10

Lincoln Life & Annuity Variable Annuity Account L

3. Unit Values (continued)


                                                     1997      1998      1999      2000      2001
                                                     Units     Units     Units     Units     Units
------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Standard (1.00% Fee Rate)                                 --        --        --    43,957   288,105
AFIS International Class 2 Fund
  Standard (1.00% Fee Rate)                                 --        --        --     3,454    27,363
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                            438,792   510,233   502,280   495,159   481,065
AVPSF Growth Class B Fund
  Standard (1.00% Fee Rate)                                 --        --        --     1,568    12,735
AVPSF Technology Class B Fund
  Standard (1.00% Fee Rate)                                 --        --        --    20,789   109,658
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                                 --    25,341   191,615   231,213   320,148
DGPF REIT Service Class Series
  Standard (1.00% Fee Rate)                                 --        --        --    32,372    73,655
DGPF Trend Service Class Series
  Standard (1.00% Fee Rate)                                 --        --        --    10,090    30,874
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                            966,351 1,186,654 1,080,983 1,181,767 1,146,272
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                            814,078 1,129,355 1,319,216 1,215,361 1,196,152
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                            888,790 1,176,098 1,171,752 1,070,949 1,101,468
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                          1,819,150 2,095,310 2,438,762 2,341,192 2,182,552
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                              2,134     3,048    10,776     4,587     4,473
Fidelity VIP II Asset Manager Portfolio
  Standard (1.00% Fee Rate)                          1,420,180 1,534,908 1,489,145 1,366,675 1,318,503
Fidelity VIP II Contrafund Service Class 2 Portfolio
  Standard (1.00% Fee Rate)                                 --        --        --     6,376    29,712
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                                 --    24,550   469,701   844,050   847,143
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                                 --     6,432   641,895   968,130   908,001
LN Capital Appreciation Fund
  Standard (1.00% Fee Rate)                                 --        --        --     9,722    48,560
LN Growth & Income Fund
  Standard (1.00% Fee Rate)                                 --        --        --     7,791    44,243
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                                 --    14,264   206,340   232,886   243,638
NB AMT Mid-Cap Growth Fund
  Standard (1.00% Fee Rate)                                 --        --        --    12,645    25,716
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                                 --     9,616    64,174    97,226   164,702
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                            474,904   545,835   518,774   532,803   520,958

Lincoln Life & Annuity Variable Annuity Account L

3. Unit values (continued)

                                                     1997        1998        1999         2000         2001
                                                     Net Assets  Net Assets  Net Assets   Net Assets   Net Assets
------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Standard (1.00% Fee Rate)                          $        -- $        -- $         -- $    395,196 $ 2,098,915
AFIS International Class 2 Fund
  Standard (1.00% Fee Rate)                                   --          --           --       29,644     186,253
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                            8,139,800  10,848,868   11,637,008   11,057,096  10,257,981
AVPSF Growth Class B Fund
  Standard (1.00% Fee Rate)                                   --          --           --       13,706      84,142
AVPSF Technology Class B Fund
  Standard (1.00% Fee Rate)                                   --          --           --      147,467     574,074
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                                   --     334,927    3,405,848    3,960,842   6,099,808
DGPF REIT Service Class Series
  Standard (1.00% Fee Rate)                                   --          --           --      342,126     837,497
DGPF Trend Service Class Series
  Standard (1.00% Fee Rate)                                   --          --           --       78,508     201,085
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                           17,038,914  20,002,361   22,216,207   27,246,326  24,564,398
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                           24,281,125  42,758,381   59,639,387   49,350,054  42,229,323
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                           17,762,833  25,976,768   27,245,250   26,728,464  25,867,765
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                           51,533,234  81,972,926  129,824,857  109,842,215  83,486,236
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                               25,386      38,231      142,141       64,319      65,346
Fidelity VIP II Asset Manager Portfolio
  Standard (1.00% Fee Rate)                           29,231,161  35,985,952   38,399,780   33,520,014  30,707,177
Fidelity VIP II Contrafund Service Class 2 Portfolio
  Standard (1.00% Fee Rate)                                   --          --           --       60,016     242,355
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                                   --     307,368    9,574,912   14,365,337  11,071,742
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                                   --      80,109   11,273,297   16,381,028  10,147,086
LN Capital Appreciation Fund
  Standard (1.00% Fee Rate)                                   --          --           --       80,139     293,706
LN Growth & Income Fund
  Standard (1.00% Fee Rate)                                   --          --           --       70,508     351,897
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                                   --     182,442    3,016,315    3,089,808   2,895,462
NB AMT Mid-Cap Growth Fund
  Standard (1.00% Fee Rate)                                   --          --           --       97,040     147,231
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                                   --     114,054      809,154    1,222,221   1,991,889
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                            5,937,942   7,828,378    9,821,008    8,204,984   6,178,238

Lincoln Life & Annuity Variable Annuity Account L

3. Unit Values (continued)

The following is a summary of the total return rates based on unit values for the year or period ended December 31. Initial total return rates are not annualized.

                                                     1997          1998          1999          2000          2001
                                                     Total Return* Total Return* Total Return* Total Return* Total Return*
--------------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (10.09)%      (18.97)%
AFIS International Class 2 Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (14.18)%      (20.69)%
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                              14.42%        14.62%         8.96%       (3.62)%       (4.51)%
AVPSF Growth Class B Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (12.59)%      (24.41)%
AVPSF Technology Class B Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (29.07)%      (26.20)%
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                                 --         32.17%        34.48%       (3.62)%        11.22%
DGPF REIT Service Class Series
  Standard (1.00% Fee Rate)                                 --            --            --          5.68%         7.59%
DGPF Trend Service Class Series
  Standard (1.00% Fee Rate)                                 --            --            --       (22.19)%      (16.30)%
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                              15.35%        (4.40)%       21.93%        12.18%       (7.05)%
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                              31.36%        26.94%        19.41%      (10.18)%      (13.05)%
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                              26.57%        10.52%         5.27%         7.34%       (5.90)%
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                              22.00%        38.10%        36.07%      (11.87)%      (18.47)%
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                               5.47%         5.47%         5.15%         6.30%         4.18%
Fidelity VIP II Asset Manager Portfolio
  Standard (1.00% Fee Rate)                              19.20%        13.91%         9.99%       (4.89)%       (5.04)%
Fidelity VIP II Contrafund Service Class 2 Portfolio
  Standard (1.00% Fee Rate)                                 --            --            --        (5.88)%      (13.34)%
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                                 --         25.20%        62.82%      (16.51)%      (23.21)%
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                                 --         24.54%        41.01%       (3.66)%      (33.95)%
LN Capital Appreciation Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (17.57)%      (26.62)%
LN Growth & Income Fund
  Standard (1.00% Fee Rate)                                 --            --            --        (9.50)%      (12.11)%
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                                 --         27.91%        14.29%       (9.24)%      (10.43)%
NB AMT Mid-Cap Growth Fund
  Standard (1.00% Fee Rate)                                 --            --            --       (23.26)%      (25.40)%
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                                 --         18.61%         6.30%       (0.30)%       (3.79)%
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                               1.86%        14.70%        32.00%      (18.65)%      (22.99)%

--------
* The total return does not include contract charges deducted from the contract account values.

Lincoln Life & Annuity Variable Annuity Account L

3. Unit Values (continued)
The following are the investment income ratios for the year ended December 31, 2001.

                                                             Investment
                                                             Income
                                                             Ratio(1)
        ---------------------------------------------------------------
        AFIS Growth Class 2 Fund                                0.49%
        AFIS International Class 2 Fund                         1.01%
        American Century VP Balanced Portfolio                  2.84%
        AVPSF Growth Class B Fund                               0.23%
        AVPSF Technology Class B Fund                             --
        Baron Capital Asset Fund                                  --
        DGPF REIT Service Class Series                          1.67%
        DGPF Trend Service Class Series                           --
        Dreyfus Small Cap Portfolio                             0.44%
        Dreyfus Stock Index Fund                                1.10%
        Fidelity VIP Equity-Income Portfolio                    1.71%
        Fidelity VIP Growth Portfolio                           0.08%
        Fidelity VIP Money Market Portfolio                     4.11%
        Fidelity VIP II Asset Manager Portfolio                 4.29%
        Fidelity VIP II Contrafund Service Class 2 Portfolio    0.36%
        Janus Aspen Series Worldwide Portfolio                  0.49%
        LN Aggressive Growth Fund                                 --
        LN Capital Appreciation Fund                              --
        LN Growth & Income Fund                                 1.40%
        LN Social Awareness Fund                                0.66%
        NB AMT Mid-Cap Growth Portfolio                           --
        NB AMT Partners Portfolio                               0.32%
        T. Rowe Price International Portfolio                   1.93%

--------
(1)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Lincoln Life & Annuity Variable Annuity Account L

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                                      Aggregate   Aggregate
                                                      Cost of     Proceeds from
                                                      Purchases   Sales
 ------------------------------------------------------------------------------
 AFIS Growth Class 2 Fund                             $ 2,691,401  $   435,825
 AFIS International Class 2 Fund                          315,499       92,399
 American Century VP Balanced Portfolio                 1,805,667    1,564,666
 AVPSF Growth Class B Fund                                230,895      142,516
 AVPSF Technology Class B Fund                          1,188,822      654,542
 Baron Capital Asset Fund                               3,076,404    1,447,812
 DGPF REIT Service Class Series                           897,128      463,408
 DGPF Trend Service Class Series                          223,358       81,676
 Dreyfus Small Cap Portfolio                            3,725,019    3,034,053
 Dreyfus Stock Index Fund                               4,220,415    4,673,882
 Fidelity VIP Equity-Income Portfolio                   5,102,468    2,930,847
 Fidelity VIP Growth Portfolio                         10,900,280   11,117,631
 Fidelity VIP Money Market Portfolio                      212,964      160,562
 Fidelity VIP II Asset Manager Portfolio                3,618,549    3,230,230
 Fidelity VIP II Contrafund Service Class 2 Portfolio     332,061      135,899
 Janus Aspen Series Worldwide Portfolio                 1,777,612    1,778,673
 LN Aggressive Growth Fund                              3,866,906    2,224,343
 LN Capital Appreciation Fund                             827,209      538,251
 LN Growth & Income Fund                                  513,969      170,614
 LN Social Awareness Fund                               1,419,017      564,156
 NB AMT Mid-Cap Growth Portfolio                          414,207      320,879
 NB AMT Partners Portfolio                              1,140,023      271,349
 T. Rowe Price International Portfolio                  7,649,736    7,789,922

5. Investments
The following is a summary of investments owned at December 31, 2001.

                                                     Shares      Net Asset Value of    Cost of
                                                     Outstanding Value     Shares      Shares
--------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                 47,423   $44.08   $ 2,090,411 $ 2,576,872
AFIS International Class 2 Fund                          15,460    11.97       185,056     236,662
American Century VP Balanced Portfolio                1,555,201     6.59    10,248,775  11,671,171
AVPSF Growth Class B Fund                                 5,121    16.31        83,521      92,216
AVPSF Technology Class B Fund                            31,022    17.15       532,033     588,082
Baron Capital Asset Fund                                314,186    19.30     6,063,796   5,373,814
DGPF REIT Service Class Series                           68,460    11.70       800,977     759,720
DGPF Trend Service Class Series                           7,967    25.17       200,540     209,015
Dreyfus Small Cap Portfolio                             696,920    35.13    24,482,817  32,837,185
Dreyfus Stock Index Fund                              1,433,913    29.36    42,099,682  40,314,379
Fidelity VIP Equity-Income Portfolio                  1,133,290    22.75    25,782,338  26,245,941
Fidelity VIP Growth Portfolio                         2,480,446    33.61    83,367,804  96,990,278
Fidelity VIP Money Market Portfolio                     116,721     1.00       116,721     116,721
Fidelity VIP II Asset Manager Portfolio               2,115,121    14.51    30,690,409  35,387,564
Fidelity VIP II Contrafund Service Class 2 Portfolio     12,069    20.00       241,372     245,383
Janus Aspen Series Worldwide Portfolio                  387,290    28.54    11,053,260  15,834,041
LN Aggressive Growth Fund                             1,081,632     9.37    10,135,969  16,448,815
LN Capital Appreciation Fund                             15,401    17.36       267,334     288,796
LN Growth & Income Fund                                  12,547    27.84       349,309     385,835
LN Social Awareness Fund                                111,945    25.80     2,888,528   4,004,752
NB AMT Mid-Cap Growth Portfolio                           8,673    16.94       146,926     158,874
NB AMT Partners Portfolio                               131,641    15.10     1,987,773   2,149,337
T. Rowe Price International Portfolio                   538,021    11.47     6,171,106   7,046,940

6. New Investment Funds and Fund Name Changes
During 2000, the AFIS Growth Class 2 Fund, the AFIS International Class 2 Fund, the AVPSF Growth Class B Fund, the AVPSF Technology Class B Fund, the DGPF REIT Series Service Class Portfolio, the DGPF Trend Series Service Class Portfolio, the Fidelity VIP II Contrafund Service Class 2 Fund, the LN Capital Appreciation Fund, the LN Growth & Income Fund and the NB AMT Mid-Cap Growth Fund became available as investment options for Variable Account contract owners. Accordingly, the statements of operations and changes in net assets and total return ratios in footnote 3 for these subaccounts are for the period from September 27, 2000 (commencement of operations) to December 31, 2000.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth Class 2, AFIS International Class 2, American Century Variable Portfolios Balanced, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Technology Class B, Baron Capital Funds Trust Capital Asset, Delaware Group Premium Fund ("DGPF") REIT Service Class, DGPF Trend Service Class, Dreyfus Variable Investment Fund ("Dreyfus") Small Cap, Dreyfus Stock Index, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Equity-Income, Fidelity VIP Growth, Fidelity VIP Money Market, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund Service Class 2, Janus Aspen Worldwide Growth, Lincoln National ("LN") Aggressive Growth, LN Capital Appreciation, LN Growth & Income, LN Social Awareness, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, and T. Rowe Price International Series International Stock) as of December 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Variable Annuity Account L at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the respective two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 1, 2002

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets -- Statutory Basis

                                   December 31
                                  2001     2000
                                -------- --------
                                  (in millions)
  -----------------
  Admitted assets
  Cash and investments:
  Bonds                         $1,600.9 $1,535.9
  ------------------------------
  Mortgage loans on real estate    153.9    185.1
  ------------------------------
  Policy loans                     175.0    179.0
  ------------------------------
  Short-term investments              --     27.5
  ------------------------------
  Other investments                  0.3      0.3
  ------------------------------

   Cash and cash equivalents                                  15.6      19.2
  ------------------------------------------------------- --------  --------
  Total cash and investments                               1,945.7   1,947.0
  --------------------------------------------------------
  Premiums and fees in course of collection                    7.0       6.8
  --------------------------------------------------------
  Accrued investment income                                   31.8      30.1
  --------------------------------------------------------
  Other admitted assets                                        2.8       4.8
  --------------------------------------------------------
  Separate account assets                                    357.2     329.8
  ------------------------------------------------------- --------  --------
  Total admitted assets                                   $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========

  Liabilities and capital and surplus
  Liabilities:
  Policy and contract liabilities:
  --------------------------------------------------------
  Future policy benefits and claims                       $1,760.4  $1,771.5
  --------------------------------------------------------
  Other liabilities                                           45.4      50.2
  --------------------------------------------------------
  Asset valuation reserve                                      6.8      10.4
  --------------------------------------------------------
  Net transfers due from separate accounts                   (15.1)    (12.0)
  --------------------------------------------------------
  Separate account liabilities                               356.4     329.8
  ------------------------------------------------------- --------  --------
  Total liabilities                                        2,153.9   2,149.9
  --------------------------------------------------------

  Capital and surplus:
  Common stock, $100 par value:
   Authorized, issued and outstanding shares -- 20,000
   (owned by The Lincoln National Life Insurance Company)      2.0       2.0
  --------------------------------------------------------
  Paid-in surplus                                            384.1     384.1
  --------------------------------------------------------
  Unassigned surplus -- deficit                             (195.5)   (217.5)
  ------------------------------------------------------- --------  --------
  Total capital and surplus                                  190.6     168.6
  ------------------------------------------------------- --------  --------
  Total liabilities and capital and surplus               $2,344.5  $2,318.5
  ------------------------------------------------------- ========  ========


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Operations -- Statutory Basis

                                                                                           Year ended December 31
                                                                                            2001    2000    1999
                                                                                           ------  ------  ------
                                                                                                (in millions)
                                                                                           ----------------------
Premiums and other revenues:
Life and annuity premiums                                                                  $248.7  $244.4  $172.7
-------------------------------------------------------------------------------------------
Net investment income                                                                       134.1   132.1   132.2
-------------------------------------------------------------------------------------------
Surrender, cost of insurance, and mortality and expense charges                               9.7     7.4     5.4
-------------------------------------------------------------------------------------------
Amortization of interest maintenance reserve                                                 (0.3)     --     0.9
-------------------------------------------------------------------------------------------
Other income                                                                                  2.8     6.0     2.1
------------------------------------------------------------------------------------------ ------  ------  ------
Total revenues                                                                              395.0   389.9   313.3
-------------------------------------------------------------------------------------------

Benefits and expenses:
Benefits and settlement expenses                                                            228.4   261.6   208.0
-------------------------------------------------------------------------------------------
Underwriting, insurance and other expenses                                                   54.9    48.6    50.0
-------------------------------------------------------------------------------------------
Net transfers to separate accounts                                                           74.1    25.1    28.2
------------------------------------------------------------------------------------------ ------  ------  ------
Total benefits and expenses                                                                 357.4   335.3   286.2
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before dividends to policyholders, federal income taxes (benefit) and
net realized loss on investments                                                             37.6    54.6    27.1
-------------------------------------------------------------------------------------------
Dividends to policyholders                                                                    5.6     5.8     5.6
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before federal income taxes (benefit) and net realized loss on
investments                                                                                  32.0    48.8    21.5
-------------------------------------------------------------------------------------------
Federal income taxes (benefit)                                                                0.4     0.8    (0.4)
------------------------------------------------------------------------------------------ ------  ------  ------
Gain from operations before net realized loss on investments                                 31.6    48.0    21.9
-------------------------------------------------------------------------------------------
Net realized loss on investments                                                            (12.2)   (2.2)   (2.0)
------------------------------------------------------------------------------------------ ------  ------  ------
Net income                                                                                 $ 19.4  $ 45.8  $ 19.9
------------------------------------------------------------------------------------------ ======  ======  ======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                       Unassigned    Total
                                                                        Common Paid-in Surplus--  Capital and
                                                                        Stock  Surplus  Deficit     Surplus
                                                                        ------ ------- ---------- -----------
                                                                                    (in millions)
                                                                        -------------------------------------
Balances at January 1, 1999                                              $2.0  $384.1   $(274.4)    $111.7
------------------------------------------------------------------------
Net income                                                                 --      --      19.9       19.9
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.9)      (0.9)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       0.2        0.2
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Increase in liability for reinsurance in unauthorized companies            --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Gain on reinsurance transaction                                            --      --       4.6        4.6
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 1999                                             2.0   384.1    (253.7)     132.4
------------------------------------------------------------------------
Net income                                                                 --      --      45.8       45.8
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.2)      (0.2)
------------------------------------------------------------------------
Increase in nonadmitted assets                                             --      --      (5.5)      (5.5)
------------------------------------------------------------------------
Increase in asset valuation reserve                                        --      --      (2.5)      (2.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.8        0.8
------------------------------------------------------------------------
Change in valuation basis for deposit fund liabilities and accident and
health reserves                                                            --      --      (1.6)      (1.6)
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.6)      (0.6)
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2000                                             2.0   384.1    (217.5)     168.6
------------------------------------------------------------------------
Net income                                                                 --      --      19.4       19.4
------------------------------------------------------------------------
Cumulative effect of adoption of codification                                              (1.4)      (1.4)
------------------------------------------------------------------------
Increase in unrealized capital losses                                      --      --      (0.6)      (0.6)
------------------------------------------------------------------------
Decrease in nonadmitted assets                                             --      --       1.5        1.5
------------------------------------------------------------------------
Decrease in asset valuation reserve                                        --      --       3.5        3.5
------------------------------------------------------------------------
Surplus contributed to separate accounts                                   --      --      (0.4)      (0.4)
------------------------------------------------------------------------
Increase from other separate accounts statement                            --      --       0.4        0.4
------------------------------------------------------------------------
Amortization of gain on 1999 reinsurance transaction                       --      --      (0.5)      (0.5)
------------------------------------------------------------------------
Decrease in liability for reinsurance in unauthorized companies            --      --       0.1        0.1
-----------------------------------------------------------------------  ----  ------   -------     ------
Balances at December 31, 2001                                            $2.0  $384.1   $(195.5)    $190.6
-----------------------------------------------------------------------  ====  ======   =======     ======


See accompanying notes.

Lincoln Life & Annuity Company of New York

Statements of Cash Flow -- Statutory Basis

                                                              Year ended December 31
                                                             2001     2000     1999
                                                            -------  -------  -------
                                                                  (in millions)
                                                            -------------------------
Operating activities
Premiums, policy proceeds and other considerations received $ 248.8  $ 244.3  $ 172.5
-----------------------------------------------------------
Investment income received                                    131.4    134.9    138.9
-----------------------------------------------------------
Benefits paid                                                (251.7)  (301.5)  (204.3)
-----------------------------------------------------------
Underwriting, insurance and other expenses paid               (55.2)   (47.5)   (61.7)
-----------------------------------------------------------
Net transfers to separate Accounts                            (77.2)   (29.0)   (34.3)
-----------------------------------------------------------
Federal income taxes recovered (paid)                           0.2      0.5     (0.7)
-----------------------------------------------------------
Dividends to policyholders                                     (5.7)    (5.8)    (5.9)
-----------------------------------------------------------
Other income received and expenses paid, net                   23.7     74.3    (36.7)
----------------------------------------------------------- -------  -------  -------
Net cash provided by (used in) operating activities            14.3     70.2    (32.2)
-----------------------------------------------------------

Investing activities
Sale, maturity or repayment of investments                    275.8    202.6    294.6
-----------------------------------------------------------
Purchase of investments                                      (325.1)  (254.1)  (369.4)
-----------------------------------------------------------
Net decrease (increase) in policy loans                         3.9     (1.5)    (7.1)
----------------------------------------------------------- -------  -------  -------
Net cash used in investing activities                         (45.4)   (53.0)   (81.9)
-----------------------------------------------------------
Net (decrease) increase in cash and short-term investments    (31.1)    17.2   (114.1)
-----------------------------------------------------------
Total cash and short-term investments at beginning of year     46.7     29.5    143.6
----------------------------------------------------------- -------  -------  -------
Total cash and short-term investments at end of year        $  15.6  $  46.7  $  29.5
----------------------------------------------------------- =======  =======  =======



See accompanying notes.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements -- Statutory Basis

December 31, 2001

1. Organization and Summary of Significant Accounting Policies

--------------------------------------------------------------------------------

Organization
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR"). Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. When the net amount deferred is a loss, the IMR is recorded at zero, as is the case for the Company at December 31, 2001 and 2000. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally investment income due and accrued past due over 90 days, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within

Lincoln Life & Annuity Company of New York the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"--See Note 2), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying Statements of Operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefits Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired, less liabilities assumed, is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Statements of Cash Flow
 Cash, cash equivalents, and short-term investments in the Statements of Cash Flow Represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Lincoln Life & Annuity Company of New York

A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                                  Capital and Surplus    Net Income (Loss)
                                                                                  ------------------- -----------------------
                                                                                      December 31     Year ended December 31
                                                                                  ------------------- -----------------------
                                                                                    2001       2000    2001    2000    1999
                                                                                  --------   -------- ------  ------  ------
                                                                                     (in millions)         (in millions)
                                                                                  ------------------- -----------------------
Amounts reported on a statutory-basis............................................ $190.6     $168.6   $ 19.4  $ 45.8  $ 19.9
GAAP adjustments:
  Unrealized gain (loss) on investments..........................................   15.9      (22.6)      --      --      --
  Interest maintenance reserve...................................................     --         --     (0.4)   (3.2)    0.4
  Net realized gain (loss) on investments........................................    0.1       (1.5)     1.8     0.3    (6.3)
  Asset valuation reserve........................................................    6.8       10.4       --      --      --
  Policy and contract reserves...................................................  (80.1)     (78.9)    (1.6)   (7.6)   26.0
  Deferred policy acquisition costs ("DAC"), present value of future profits and
   goodwill......................................................................  322.2      329.1      4.8   (15.2)   (6.6)
  Policyholders' share of earnings and surplus on participating business.........   (4.0)      (8.3)     1.1     1.0     1.1
  Deferred income taxes..........................................................    9.4       31.0    (10.0)   (7.8)  (12.2)
  Statutory deferred gain in surplus.............................................   (3.5)      (4.0)     1.5     2.4     2.9
  Nonadmitted assets.............................................................    3.4        5.6       --      --      --
  Other, net.....................................................................    5.7        3.0      0.3     1.5    (5.0)
                                                                                   ------     ------  ------  ------  ------
Net increase (decrease)                                                            275.9      263.8     (2.5)  (28.6)    0.3
                                                                                   ------     ------  ------  ------  ------
Amounts on a GAAP-basis                                                           $466.5     $432.4   $ 16.9  $ 17.2  $ 20.2
                                                                                   ======     ======  ======  ======  ======

Other significant accounting practices are as follows:

 Investments
 Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

 Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective method to securities purchased prior to that date.

 Short-term investments include investments with maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

 Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

 Other investments consist of the Company's ownership interest in a limited partnership, which is carried based on the Company's interest in the underlying GAAP equity of the partnership. Increases or decreases in the carrying value are credited or charged directly to unassigned surplus as changes in unrealized gain or loss.

 Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agree- ment. The impairment is other than temporary when management determines foreclosure is probable. Then, the mortgage loan is written down to fair value and a realized loss is recognized.

 Policy loans are reported at unpaid principal balances.

 Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly to unassigned surplus.

 Premiums
 Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due.

 Benefit Reserves
 Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves

Lincoln Life & Annuity Company of New York are at least as great as the minimum aggregate amounts required by the Insurance Department.

 The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

 Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

 As of December 31, 2001 and 2000, the Company had $3.9 million and $4.7 million in reserves, respectively, on $414.5 million and $408.1 million of insurance inforce, respectively, on the life line of business for which the gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

 Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies has been determined using actual interest credited to the funds plus the change in accrued interest.

 Net of reinsurance, liabilities related to deposit-type liabilities, such as dividend accumulations, generally are equal to fund balances less applicable surrender charges.

 Reinsurance Ceded and Assumed
 Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Pension Benefits
 Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

 Income Taxes
 The Company's federal income tax return is not consolidated with any other entities. Beginning in 2002, the Company has elected to file consolidated federal income tax returns with LNC and certain LNC subsidiaries.

 Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income from surrender, cost of insurance, and mortality and expense charges. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from surrender, cost of insurance, and mortality and expense charges.

 Reclassifications
 Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus-deficit or on net income of the prior years.

2. Accounting Change and Permitted Statutory Accounting Practice
The Company prepares its statutory-based financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in New York prepare their statutory-basis financial statements in accordance with the NAIC APPM, as adopted by New York.

Accounting changes adopted to conform to the provisions of the NAIC APPM, as adopted by New York, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased capital and surplus by $1.4 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Employee benefit plans........................     $ 0.4
          Cost of collection............................       0.3
          AVR beginning value adjustment for other asset
           changes......................................       0.1
          Bonds and stocks..............................      (0.6)
          Tax deficiency reserve........................      (1.6)
                                                             -----
          Total.........................................     $(1.4)
                                                             =====

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law. The NAIC APPM, has been adopted as a component of prescribed prac-tices by the State of New York, however, New York has

Lincoln Life & Annuity Company of New York adopted certain prescribed accounting practices that differ from those found in NAIC APPM. The primary differences that affect the Company are the calculation of annuity reserves and the reporting of deferred income taxes.

The NAIC APPM states that reserves should be calculated using the Commissioners Annuity Reserve Valuation Method ("CARVM"), using the "curtate" method. Under curtate CARVM, reserves are calculated as the greatest of the present values (as of the date of valuation) of the future guaranteed benefits provided by the contract at the end of each contract year, less the present value of any future net deposit considerations that are required to be paid. The State of New York, however, requires reserves to be computed using "continuous" CARVM, which utilizes the greatest of the present values of future guaranteed benefits on any day (as opposed to the end of each contract year).

Continuous CARVM reserves tend to be slightly larger than curtate CARVM reserves. If curtate CARVM was applied, future policy benefits and claims and other policyholder funds would decrease by $2.2 million, and net transfers due from separate accounts would decrease by $1.2 million, at December 31, 2001. Surplus would increase by $3.4 million at December 31, 2001, and net income for the year ended December 31, 2001 would decrease by $0.3 million.

Deferred income tax assets and liabilities are not included in the balance sheet per New York Insurance Law. According to the NAIC APPM, these amounts should be reported. The Company had unrecorded net deferred tax assets of $14.9 million and $19.2 million at December 31, 2001 and January 1, 2001, respectively. If these items were recorded, surplus would increase by the same amounts at those dates. The Commissioner of Insurance of the State of New York has the right to permit other specific practices that deviate from practices prescribed by the NAIC APPM.

A reconciliation of the Company's capital and surplus and net income as stated in accordance with accounting practices prescribed by the Department ("New York statutory-basis") and as would be stated pursuant strictly to the NAIC APPM, is shown below.

                                                      Capital
                                                        and    Net
                                                      Surplus Income
                                                      -------------
                                                      (in millions)
                                                      -------------
            Amounts reported on a New York statutory-
             basis................................... $190.6  $19.4
            Differences between New York statutory-
             basis and the NAIC APPM:
              Annuity reserves.......................    3.4   (0.3)
              Net deferred federal income taxes......   14.9     --
                                                      ------  -----
            Amounts as would be reported pursuant to
             the NAIC APPM........................... $208.9  $19.1
                                                      ======  =====

Lincoln Life & Annuity Company of New York

3. Investments


The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized  Fair
                                 Cost      Gains      Losses    Value
                               ----------------------------------------
                                            (in millions)
                               ----------------------------------------
        At December 31, 2001:
          Corporate........... $1,346.3    $37.0      $27.9    $1,355.4
          U.S. government.....     15.5      0.6         --        16.1
          Foreign government..     15.2      1.2        0.1        16.3
          Mortgage-backed.....    207.9      7.5        0.6       214.8
          State and municipal.     16.0      0.1        0.9        15.2
                               --------    -----      -----    --------
                               $1,600.9    $46.4      $29.5    $1,617.8
                               ========    =====      =====    ========
        At December 31, 2000:
          Corporate........... $1,258.0    $12.3      $40.3    $1,230.0
          U.S. government.....     26.1      1.3        0.1        27.3
          Foreign government..     17.1      0.5        0.9        16.7
          Mortgage-backed.....    231.6      4.5        1.5       234.6
          State and municipal.      3.1       --         --         3.1
                               --------    -----      -----    --------
                               $1,535.9    $18.6      $42.8    $1,511.7
                               ========    =====      =====    ========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $11.0 million and $1.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                               Cost or
                                              Amortized  Fair
                                                Cost     Value
                                              ------------------
                                                (in millions)
                                              ------------------
                Maturity:
                  In 2002.................... $   63.0  $   64.1
                  In 2003-2006...............    419.9     429.4
                  In 2007-2011...............    530.0     531.3
                  After 2011.................    380.1     378.2
                  Mortgage-backed securities.    207.9     214.8
                                              --------  --------
                Total........................ $1,600.9  $1,617.8
                                              ========  ========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999, were $145.9 million, $50.8 million and $253.9 million, respectively. Gross gains during 2001, 2000 and 1999, of $3.1 million, $0.4 million and $0.8 million, respectively, and gross losses of $6.5 million, $3.0 million and $7.0 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $0.5 million, were on deposit with the Department to satisfy regulatory requirements. At December 31, 2001, the Company did not hold foreign-currency denominated securities.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $75.0 million, with an aggregate fair value of $66.9 million. Those holdings amounted to 4.68% of the Company's investments in bonds and 3.20% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

During 2001, the minimum and maximum lending rates for mortgage loans were 7.17% and 7.98%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan did not exceed 79.6%. At December 31, 2001 and 2000, the Company did not hold any mortgages with interest overdue beyond 180 days. At December 31, 2001 impaired loans with a related allowance ($0.1 million) for credit losses are $1.7 million. The average recorded investment in impaired loans was $1.7 million during 2001. The Company recognized interest income of $0.2 million during the period the loans were impaired in 2001. There was no nonadmitted interest due on these mortgage loans at December 31, 2001. As of December 31, 2001, there were no amounts of taxes, assessments or any amount, which had been advanced but not repaid and not included in the mortgage loan total. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000. At December 31, 2001, the Company's recorded investment in impaired securities that have been restructured is $2.0 million, after writedowns. The total impairment recognized as a realized loss during 2001 was $2.1 million.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Lincoln Life & Annuity Company of New York

The major categories of net investment income are as follows:

                                                  Year ended December 31
                                                   2001    2000    1999
                                                  ----------------------
                                                      (in millions)
                                                  ----------------------
        Income:
          Bonds.................................. $110.6  $105.8  $106.6
          Mortgage loans on real estate..........   13.7    14.0    13.5
          Policy loans...........................   10.4    10.6    11.0
          Cash, short-term and other investments.    1.5     3.1     2.4
                                                  ------  ------  ------
        Total investment income..................  136.2   133.5   133.5
        Investment expenses......................    2.1     1.4     1.3
                                                  ------  ------  ------
        Net investment income.................... $134.1  $132.1  $132.2
                                                  ======  ======  ======

Nonadmitted accrued investment income at December 31, 2001 amounted to $1.4 million and consisted principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                    Year ended December 31
                                                                                                     2001    2000   1999
                                                                                                    ---------------------
                                                                                                        (in millions)
                                                                                                    ---------------------
Net realized capital losses on investments......................................................... $(12.8)  $(5.4) $(4.7)
Less amount transferred to IMR (net of related tax benefit of $0.3 million, $1.7 million and
 $1.7 million, in 2001, 2000 and 1999, respectively)...............................................   (0.6)   (3.2)  (3.1)
                                                                                                    ------   -----  -----
                                                                                                     (12.2)   (2.2)  (1.6)
Less federal income taxes on realized capital losses...............................................     --      --    0.4
                                                                                                    ------   -----  -----
Net realized capital losses after transfer to IMR and taxes........................................ $(12.2)  $(2.2) $(2.0)
                                                                                                    ======   =====  =====

4. Federal Income Taxes

Income before federal income taxes differs from the taxable income principally due to the use of net operating loss carryforwards in 2001, 2000 and 1999 of $16.3 million, $29.3 million and $12.7 million, respectively. The remaining portion of the net operating loss at December 31, 2001, of $13.7 million, will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999. The Company received a refund of $3.2 million in 1999 as a result of the utilization of a portion of the net operating loss carryforward. The Company made federal income tax payments of $1.2 million and $0.9 million in 2001 and 2000, respectively, as a result of alternative minimum income tax liabilities. Alternative minimum tax liabilities in 2001, 2000 and 1999 of $0.4 million, $0.6 million and $0.2 million, respectively, are available for recoupment in the event of future net losses.

The components of federal income tax expense (benefit) are as follows:

                                                         2001   2000   1999
                                                         -----  -----  -----
                                                            (in millions)
                                                         -----  -----  -----
   Federal income tax expense (benefit):
     Federal income tax expense (benefit) on operations. $ 0.4  $ 0.8  $(0.4)
     Federal income tax benefit on realized losses......  (0.3)  (1.7)  (1.7)
                                                         -----  -----  -----
   Total federal income tax expense (benefit)...........   0.1   (0.9)  (2.1)
                                                         =====  =====  =====

Lincoln Life & Annuity Company of New York

The Company's federal income tax expense (benefit) differs from the amount obtained by applying the federal statutory rate of 35% to Gain from operations before federal income tax (benefit) and net realized loss on investments for the following reasons:

                                                                              2001    2000   1999
                                                                              -----  ------  -----
                                                                                  (in millions)
                                                                              -----  ------  -----
Expected federal income tax expense.......................................... $11.2  $ 17.1  $ 7.7
Benefit of net operating loss carryforward...................................  (5.7)  (10.3)  (4.5)
Policyholder reserves........................................................  (1.9)   (3.1)  (4.1)
Deferred acquisition costs...................................................  (2.3)   (1.5)  (1.7)
Alternative minimum income tax liability.....................................   0.4     0.6    0.2
Tax preferred investment income..............................................  (0.7)   (0.4)  (0.1)
Other amounts................................................................  (0.6)   (1.6)   2.1
                                                                              -----  ------  -----
Federal income tax expense (benefit) on income before realized capital losses   0.4     0.8   (0.4)
Federal income tax benefit on realized capital losses........................  (0.3)   (1.7)  (1.7)
                                                                              -----  ------  -----
Total federal income tax expense (benefit)................................... $ 0.1  $ (0.9) $(2.1)
                                                                              =====  ======  =====

5. Reserves and Reinsurance

The balance sheet caption "Other admitted assets" includes amounts recoverable from other insurers for claims paid by the Company of $0.6 million at December 31, 2001. The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $100.3 million and $87.8 million at December 31, 2001 and 2000, respectively.

The caption "Life and annuity premiums" in the Statements of Operations includes $116.5 million, $122.9 million and $137.7 million of premiums assumed and $31.4 million, $27.0 million and $44.2 million of premiums ceded in 2001, 2000 and 1999, respectively. The caption "Benefits and settlement expenses" in the Statements of Operations is net of reinsurance recoveries of $38.1 million, $16.7 million and $71.8 million for 2001, 2000 and 1999, respectively.

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $0.5 million. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). In 1999, the Company received $5.8 million from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5.8 million is included in the Statements of Operations line item "Other income."

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4.6 million, net of tax, was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $0.5 million and $0.6 million recognized in income in 2001 and 2000, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $0.4 million and $0.5 at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

In 2001 and 2000, the Company did not commute any ceded reinsurance. The Company did not record reinsurance credits on existing policies during 2001 as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

At December 31, 2001, the Company had no uncollectible reinsurance and during 2001, the Company established no provision for uncollectible reinsurance and did not write off any ceded reinsurance balances.

Lincoln Life & Annuity Company of New York

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount  Percent
                                                     ---------------
                                                      (in millions)
                                                     ---------------
           Subject to discretionary withdrawal with
            adjustment:
             With market value adjustment...........   $237.6    20%
             At book value, less surrender charge...     59.7     5
             At market value........................    330.9    27
           Subject to discretionary withdrawal
            without adjustment at book value with
            minimal or no charge or adjustment......    549.9    45
           Not subject to discretionary withdrawal..     39.8     3
                                                     --------   ---
           Total annuity reserves and deposit fund
            liabilities, before reinsurance.........  1,217.9   100%
                                                                ===
           Less reinsurance.........................      1.8
                                                     --------
           Net annuity reserves and deposit fund
            liabilities, including separate accounts $1,216.1
                                                     ========

At December 31, 2001, the Company had $672.3 million of variable annuity policies with account values subject to guaranteed minimum death benefit ("GMDB") riders. Reserves of $0.7 million (net of $0.6 million of reinsurance reserve credits) are held for annuity policies subject to GMDB riders.

Details underlying the balance sheet caption "Future policy benefits and claims" are as follows:

                                                      December 31
                                                     2001      2000
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Aggregate reserve for life and accident
            and health............................ $1,730.5  $1,736.7
           Deposit-type contracts.................     27.7      28.1
           Policy and contract claims.............     (3.4)      0.9
           Undistributed earnings on participating
            business..............................      5.5       5.7
           Other..................................      0.1       0.1
                                                   --------  --------
                                                   $1,760.4  $1,771.5
                                                   ========  ========

6. Capital and Surplus

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of shareholder dividends by the Company requires 30 day advance notice to the Department and requires that the Superintendent of the department has not disapproved the dividend within such time.

Total assets have been decreased by $2.2 million for non-admitted assets as required by statutory guidance.

7. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis results of operations or financial position for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

Lincoln Life & Annuity Company of New York

As of December 31, 2001, there were 44,709 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 19,906 were exercisable on that date. The exercise prices of the outstanding options range from $24.72 to $50.83.
During 2001, 2000 and 1999, 21,686, 8,235 and 10,201 options became exercisable, respectively. During 2001, 14,949 options were exercised and 4,000 options were forfeited. No options were exercised or forfeited in 2000. During 1999, 2,066 options were exercised and 1,600 options were forfeited.

8. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $45.8 million, involved properties located in New York and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $6.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

Contingency Matters
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $10 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. Fair Value of Financial Instruments

The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Mortgage Loans on Real Estate
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices or 3) the fair value of the collateral if the loan is collateral dependent.

Lincoln Life & Annuity Company of New York

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying value for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-type Insurance Contracts
The balance sheet caption, "Future policy benefits and claims" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., certain annuity contracts). The fair values for the majority of these contracts are based on their approximate surrender values.

The remainder of the balance sheet caption "Future policy benefits and claims" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate accounts by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                   December 31
                                                            2001                2000
                                                     --------------------------------------
                                                     Carrying   Fair     Carrying   Fair
Assets (Liabilities)                                  Value     Value     Value     Value
---------------------------------------------------- ---------------------------------------
                                                                  (in millions)
                                                     --------------------------------------
Bonds............................................... $1,600.9  $1,617.8  $1,535.9  $1,511.7
Mortgage loans on real estate.......................    153.9     157.0     185.1     183.4
Policy loans........................................    175.0     188.1     179.0     190.6
Cash and cash equivalents and short-term investments     15.6      15.6      46.7      46.7
Other invested assets...............................      0.3       0.3       0.3       0.3
Investment-type insurance contracts.................   (857.8)   (847.8)   (876.4)   (825.0)
Separate account assets.............................    357.2     357.2     329.8     329.8
Separate account liabilities........................   (356.4)   (356.4)   (329.8)   (329.8)

10. Transactions with Affiliates
The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $13.0 million, $23.0 million and $22.7 million in 2001, 2000 and 1999, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1.8 million, $2.4 million and $1.4 million in 2001, 2000 and 1999, respectively. At December 31, 2001, the Company owed Lincoln Life $5.7 million related to these services. At December 31, 2000, Lincoln Life owed the Company $2.4 million related to these services.

The Company has an investment management agreement with an affiliate, Lincoln National Investments, Inc. as of
December 31, 2001 and Lincoln Investment Management, Inc. as of December 31, 2000 and 1999, for investment advisory and asset management services. Fees paid for such investment services were $2.1 million, $1.4 million and $1.3 million in 2001, 2000 and 1999, respectively.

The Company cedes business to one affiliated company, Lincoln Life. The caption "Life and annuity premiums" in the accompanying Statements of Operations has been reduced by $5.7 million, $4.8 million and $6.3 million for premiums paid on these contracts in 2001, 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $4.4 million and $2.5 million related to reserve credits taken on these contracts as of December 31, 2001 and 2000, respectively.

Lincoln Life & Annuity Company of New York

11. Separate Accounts

Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. None of the separate accounts have any minimum income guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.


Separate account premiums, deposits and other considerations amounted to $114.2 million, $61.6 million and $109.6 million in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $341.2 million and $317.5 million at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                                                 Year ended December 31
                                                                                  2001    2000    1999
                                                                                 ----------------------
                                                                                      (in millions)
                                                                                 ----------------------
Transfers as reported in the Summary of Operations of various separate accounts:
  Transfers to separate accounts................................................ $114.2  $ 61.6  $109.6
  Transfers from separate accounts..............................................  (40.1)  (36.5)  (81.4)
                                                                                 ------  ------  ------
Net transfers to separate accounts as reported in the Statements of Operations.. $ 74.1  $ 25.1  $ 28.2
                                                                                 ======  ======  ======

Report of Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly-owned, indirect subsidiary of Lincoln National Corporation) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the New York Insurance Department.

/s/ Ernst & Young LLP

March 15, 2002

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  List of Financial Statements

          1. Part A. The Table of Condensed Financial Information is included in Part A of this Registration Statement.

          2.     Part B.
                 The following financial statements for the Variable Account are included in Part B of this Registration Statement:

                 Statement of Assets and Liabilities -- December 31, 2001 Statement of Operations -- Year ended December 31, 2001 Statements of Changes in Net Assets -- Years ended December 31,
                   2001 and 2000
                 Notes to Financial Statements -- December 31, 2001
                 Report of Ernst & Young LLP, Independent Auditors

          3.     Part B.
                 The following statutory-basis financial statements of Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

                 Balance Sheets -- Statutory-Basis -- December 31, 2001 and 2000 Statements of Operations -- Statutory-Basis -- Years ended
                   December 31, 2001, 2000 and 1999
                 Statements of Changes in Capital and Surplus -- Statutory-Basis
                   -- Years ended December 31, 2001, 2000 and 1999
                 Statements of Cash Flows -- Statutory Basis -- Years ended
                   December 31, 2001, 2000 and 1999
                 Notes to Statutory-Basis Financial Statements -- December 31,
                   2001
                 Report of Ernst & Young LLP, Independent Auditors

     (b)  Exhibits


          1. Resolution adopted by the Board of Directors of Lincoln Life & Annuity Company of New York on July 24, 1996 establishing the Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York is incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on August 27, 1996.

          2.     Not applicable.

          3(a). Principal Underwriting Contract is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on September 30, 1996.

          3(b). Broker-dealer sales agreement is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on September 30, 1996.

          4(a). Group Variable Annuity I Contract for Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 14, 2000.

          4(b). Group Variable Annuity II Contract for Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 14, 2000.

          4(c). Group Variable Annuity III Contract for Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 14, 2000.

          4(d). Form of endorsement to Group Annuity Contract and Certificate is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10863; 811-07785) filed on May 1, 1998.

          4(e). Form of Group Annuity Endorsement to the Contract is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 29,
                 1999.

          4(f).  Section 403(b) Annuity Amendment.

          4(g).  Section 403(b) Annuity Amendment.

          5(a). Application for Group Annuity Contract is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 14, 2000.

          5(b). Participant Enrollment Form is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 14, 2000.

          6. Copy of certificate of incorporation and by-laws of Lincoln Life & Annuity Company of New York is incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on August 27, 1996.

          7.     Not applicable.

          8(a). Form of Service Agreement between Lincoln Life & Annuity Company of New York and Delaware Management Holdings, Inc. is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-38007; 811-08441) filed on October 11,
                 1999.

          8(b).  Fund Participation Agreement/Amendments for American Century

          8(c).  Fund Participation Agreement/Amendments for Baron

          8(d). Fund participation Agreement between Lincoln Life & Annuity Company of New York and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on September 30, 1996.

          8(e).  Fund Participation Agreement/Amendments for Fidelity

          8(f).  Fund Participation Agreement/Amendments for Janus

          8(g). Fund Participation Agreement/Amendments for The Lincoln National Aggressive Growth Fund, Inc.

          8(h). Fund Participation Agreement/Amendments for The Lincoln National Social Awareness Fund, Inc.

          8(i).  Participation Agreement/Amendments for Neuberger & Berman

          8(j). Participation Agreement between Lincoln Life & Annuity Company of New York and T. Rowe Price International Series, Inc. and
                 T. Rowe Price Investment Services, Inc. is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on September 30, 1996.

          8(k).  Fund Participation Agreement/Amendments for Alliance

          8(l).  Fund Participation Agreement/Amendments for American Funds.

          8(m).  Fund Participation Agreement/Amendments for Delaware Group

          8(n). Fund Participation Agreement/Amendments for The Lincoln National Capital Appreciation Fund, Inc.

          8(o). Fund Participation Agreement/Amendments for The Lincoln National Growth & Income/Fund.

          9. Consent and opinion of Counsel as to the legality of the securities being registered is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on September 30, 1996.

          10(a). Consent of Ernst & Young LLP, Independent Auditors.

          11.    Not applicable.

          12.    Not applicable.

          13(a). Schedule for Computation of Performance Quotations is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10805; 811-07785) filed on April 30,
                 1997.

          13(b). Supplement to Schedule for Computation of Performance
                 Quotations is incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-10863; 811-07785) filed on May 1, 1998.

          14.    Not applicable.

          15. Organizational Chart of Lincoln National Life Insurance Holding Company System is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-73532) filed on February 8, 2002.

          16.    Power of Attorney

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account L, as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


                                        Positions and Offices with Lincoln Life &
Name                                    Annuity Company of New York
----                                    ------------------------------------------
Lorry J. Stensrud**                     President and Director

John H. Gotta****                       2nd Vice President and Director

Janet Chrzan**                          2nd Vice President and Chief Financial
                                        Officer

J. Patrick Barrett                      Director
  Chairman and CEO
  Carpat Investments
  4605 Watergap
  Manlius, NY  13104

Robert D. Bond**                        Director

Jon A. Bosica***                        Director

Diane Dillman**                         Director of Annuities Compliance

Christine Frederick****                 Director of Life Compliance

Steven M. Kluever**                     2nd Vice President

Barbara S. Kowalczyk***                 Director

M. Leanne Lachman                       Director
  Principal
  Lend Lease Real Estate Investments
  787 7th Avenue--46th Floor
  New York, NY  10019

Louis G. Marcoccia                      Director
  Senior Vice President
  Syracuse University
  Skytop Office Building
  Skytop Road
  Syracuse, NY  13244-5300

Gary W. Parker****                      2nd Vice President and Director

John M. Pietruski                       Director
  One Penn Plaza
  Suite 3408
  New York, NY  10119

Ron J. Ponder                           Director
  President & CEO
  Telecom, Media & Networks Americas
  A Cap Gemini Ernst & Young Company
  25 Airport Road
  Morristown, NJ  07960

Mark E. Reynolds**                      Director

Robert O. Sheppard*                     2nd Vice President and General Counsel

Eldon J. Summers**                      Treasurer

Richard C. Vaughan***                   Director

C. Suzanne Womack***                    Secretary

----------------------------

*      Principal business address is 100 Madison Street, 17th Floor, Syracuse,
       NY 13202

**     Principal business address is 1300 S. Clinton Street, Fort Wayne, IN
       46801

*** Principal business address is Center Square, West Tower, 1500 Market Street -- Suite 3900, Philadelphia, PA 19102-2112

****   Principal business address is 350 Church Street, Hartford, CT 06103

Item 26. Persons Controlled by or Under Common Control with Lincoln Life & Annuity Company of New York ("LLANY") or the Lincoln Life & Annuity Variable Annuity Account L.

Lincoln Life & Annuity Variable Annuity Account L is a separate account of LLANY and may be deemed to be controlled by LLANY although LLANY will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.

See Exhibit 15: The Organizational Chart of Lincoln National Life Insurance Holding Company System.

Item 27.  Number of Contractholders


As of March 31, 2002, Registrant had 213 Contractholders.


Item 28.  Indemnification

Under the Participation Agreements entered into between LLANY and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, and T. Rowe Price (the "Funds"), LLANY and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify LLANY against any liability, loss, damages, costs or expenses which LLANY may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriter

(a) Lincoln Financial Advisors, Inc. is the Principal Underwriter for Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life & Annuity Variable Annuity Account N; LLANY Separate Account R for Flexible Premium Variable Life Insurance; and LLANY Separate Account S for Flexible Premium Variable Life Insurance.

(b) OFFICERS AND DIRECTORS

NAME & TITLE               BUSINESS ADDRESS
J. Michael Hemp*           President and Director
Lucy D. Gase**             Vice President, Assistant Secretary and Director
Matthew Lynch*             Vice President, Chief Financial Officer, and Director
Michael E. McMath*         Senior Vice President
Cynthia A. Rose***         Secretary
C. Gary Shimmin*           Vice President
Eldon J. Summers***        Treasurer

     * Principal business address of each person is 350 Church Street, Hartford, CT 06103

    ** Principal business address of each person is 200 East Berry Street, Fort Wayne, IN 46802-2706

   *** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, IN 46802

(c) N/A

Item 30.  Location of Accounts and Records



All accounts, books, and other documents required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Delaware Management Holdings Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 to provide accounting services for the VAA.



Item 31.  Management Services

None


Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

(e) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 16th day of April, 2002.


                              Lincoln Life & Annuity Variable Annuity Account L Group Variable Annuity
                                 (Registrant)

                              By:/s/ Samuel S. Parkison
                                 -----------------------------------------
                                 Samuel S. Parkison
                                 2nd Vice President

                              THE LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                 (Depositor)

                              By:/s/ Steven M. Kluever
                                 ------------------------------------------
                                 Steven M. Kluever
                                 (Signature-Officer of Depositor)
                                 2nd Vice President
                                 (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 16, 2002.



Signature                                   Title
---------                                   -----

  *                                         President and Director
---------------------------                 (Principal Executive Officer)
Lorry J. Stensrud

  *                                         2nd Vice President and Chief
---------------------------                 Financial Officer
Janet Chrzan                                (Principal Accounting Officer and
                                            Principal Financial Officer)


  *                                         2nd Vice President and Director
---------------------------
John H. Gotta

  *                                         2nd Vice President and Director
---------------------------
Gary W. Parker

  *                                         Director
---------------------------
J. Patrick Barrett

  *                                         Director
---------------------------
Robert D. Bond

  *                                         Director
---------------------------
Jon A. Boscia

  *                                         Director
---------------------------
M. Leanne Lachman

  *                                         Director
---------------------------
Louis G. Marcoccia

  *                                         Director
---------------------------
Ron J. Ponder

  *                                         Director
---------------------------
John M. Pietruski

  *                                         Director
---------------------------
Barbara S. Kowalczyk

  *                                         Director
---------------------------
Richard C. Vaughan

                                            Director
---------------------------
Mark E. Reynolds



*By /s/ Steven M. Kluever                   Pursuant to a Power of Attorney
   ------------------------
    Steven M. Kluever
